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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           __________________________


                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of  Report (Date of earliest event reported)               October 16, 2002


                          Oglethorpe Power Corporation
                      (An Electric Membership Corporation)

             (Exact name of Registrant as specified in its charter)


           GEORGIA                      33-7591                  58-1211925
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


           Post Office Box 1349                            30085-1349
         2100 East Exchange Place                          (Zip Code)
              Tucker, Georgia
 (Address of principal executive offices)


Registrant's telephone number, including area code                (770) 270-7600


                                      None
          (Former name or former address, if changed since last report)

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

                          OGLETHORPE POWER CORPORATION

                                    CONTENTS

                                                                            Page
                                                                            ----

Item 5. Other Events and Regulation FD Disclosure                             3
        -----------------------------------------

Item 7. Financial Statements and Exhibits                                    10
        ---------------------------------

Signature                                                                    11
---------

Exhibit Index                                                                12
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

Item 5.  Other Events and Regulation FD Disclosure.
         ------------------------------------------

     Pursuant to an Offering Statement, dated October 16, 2002, the Development Authority of Burke County (Georgia) is offering an aggregate of $91,990,000 of Development Authority of Burke County (Georgia) Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project) Series 2002A and Series 2002B (the "Series 2002 Bonds"). The proceeds of the Series 2002 Bonds will be loaned to Oglethorpe Power Corporation ("Oglethorpe") to refinance certain obligations which were incurred in connection with the refinancing of the costs of certain pollution control facilities. The Offering Statement relating to the Series 2002 Bonds contains (i) a recent developments section which updates certain information relating to Oglethorpe contained in its reports filed with the Securities and Exchange Commission and (ii) certain financial and statistical information about the members of Oglethorpe that has not been included in any of Oglethorpe's reports filed with the Securities and Exchange Commission. This Current Report on Form 8-K provides the following information contained in the Offering Statement relating to the Series 2002 Bonds in order to comply with Oglethorpe's disclosure obligations under Regulation FD.

Financing and Liquidity Updates

     The following updates the information contained in (i) "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - Financial Condition - Capital Requirements and - Liquidity and Sources of Capital" in Item 7 of the Annual Report on Form 10-K for the year ended December 31, 2001, (ii) "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - Financial Condition - Capital Requirement and Liquidity and Sources of Capital" in Item 2 of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 and (iii) "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - Financial Condition - Capital Requirements - Financing for Talbot EMC and Chattahoochee EMC and - Liquidity and Sources of Capital" in Item 2 of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. Reference is made to such sections in the Annual Report on Form 10-K for the year ended December 31, 2001, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, for a further discussion of these matters.

     As disclosed in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, Oglethorpe submitted loan applications to the Rural Utilities Service ("RUS"), totaling approximately $600 million, to provide permanent financing for a six-unit, 618 MW gas-fired combustion turbine project (currently owned by Talbot EMC) and a 468 MW gas-fired combined cycle project (currently owned by Chattahoochee EMC). The loan applications initially were submitted on behalf of either Oglethorpe or related entities that might ultimately own the facilities. During the process of evaluating the terms proposed by RUS for providing these loans to Talbot EMC and Chattahoochee EMC, it was determined that the terms of the financing would be more favorable if Oglethorpe owned the facilities and obtained the RUS financing. On September 19, 2002, RUS issued two RUS-guaranteed loan commitments to Oglethorpe for these generating facilities. Concurrently with the funding of these loans, which is currently expected to occur by June 30, 2003, it is proposed that Oglethorpe would acquire the two generating facilities from Talbot EMC and Chattahoochee EMC provided certain conditions are met as described under "--Proposed New Arrangements Among Oglethorpe and its Members" below.

     Oglethorpe is currently providing interim loans to Talbot EMC and Chattahoochee EMC to fund approximately fifty percent of the cost of these generating facilities. Oglethorpe is funding these loans through the issuance of commercial paper. As of October 15, 2002, approximately $280,000,000 in commercial paper was outstanding for this purpose. Oglethorpe expects to have up to approximately $300,000,000 of commercial paper outstanding for this purpose until the funding of the RUS loans. The remaining fifty percent of the cost of these generating facilities is being funded under two bridge loans from third parties. For a discussion of the bridge loans and Oglethorpe's guarantee of the bridge loan to Chattahoochee EMC and other contingent liabilities in connection with the Talbot and Chattahoochee generating facilities, see "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - Financial Condition - Capital Requirements" in Item 7 of the Annual Report on Form 10-K for the year ended December 31, 2001. The proceeds from the RUS loans will first be used to repay the bridge loans and then to retire Oglethorpe's outstanding commercial paper.

     On September 25, 2002, Oglethorpe renewed its existing committed lines of credit available for working capital and as support for Oglethorpe's commercial paper program at a level of $320,000,000, with an expiration date of September 24, 2003. This credit facility is structured such that the commitment amount is reduced to $290,000,000 upon the earlier to occur of (i) June 30, 2003 or (ii) receipt by Oglethorpe of funds totaling $350,000,000 under the RUS loans for the Talbot and Chattahoochee generating facilities. If the committed amount is reduced before funding of the RUS loans, Oglethorpe would use its cash or another line of credit to fund the difference between the amount of the outstanding loans to Talbot EMC and Chattahoochee EMC and the reduced availability of commercial paper. Currently, all of the commercial paper outstanding relates to the funding of these generating facilities. In conjunction with the renewal of this credit facility, the credit rating triggers that were contained in the prior credit facility were removed.

     Oglethorpe has a $50,000,000 committed line of credit with the National Rural Utilities Cooperative Finance Corporation ("CFC") that can be used for general working capital purposes. No amounts are currently outstanding under this facility. CFC also is a $40,000,000 participant in the $320,000,000 commercial paper backup facility described above. In conjunction with CFC's participation in the commercial paper backup facility, Oglethorpe entered into a pledge agreement with CFC under which Oglethorpe has invested $50,000,000 of its general funds in CFC commercial paper and pledged that investment as collateral for the working capital line of credit with CFC. The pledge agreement will terminate when Oglethorpe repays an outstanding $46,065,000 medium-term loan it has with CFC that matures on March 31, 2003. Oglethorpe will prepay the CFC medium-term loan with the proceeds of the issuance of the Series 2002 Bonds and will immediately thereafter liquidate the investment in the CFC commercial paper.

     In addition to the issuance of the Series 2002 Bonds, Oglethorpe has two additional financings planned in the near future. In November 2002, Oglethorpe expects to issue, through Georgia development authorities, $30,075,000 of tax-exempt pollution control revenue bonds to refinance a like amount of such bonds that matures on January 1, 2003. These bonds will be required to be secured under the Indenture, dated as of March 1, 1997, from Oglethorpe to SunTrust Bank, as trustee (in such capacity, the "Mortgage Indenture Trustee") (as supplemented, the "Mortgage Indenture") within 60 days after January 1, 2003. Oglethorpe also expects to issue up to $150 million of a combination of tax-exempt and taxable debt in late 2002 or early 2003 to fund certain capital expenditures previously made and to be made in complying with environmental regulations. This debt would be secured under the Mortgage Indenture at the time of issuance.

Proposed New Arrangements Among Oglethorpe and Its Members

     The following updates the information contained in "BUSINESS - OGLETHORPE POWER CORPORATION - Power Supply Business, - Wholesale Power Contracts, - Relationship with GSOC and - Relationships with Smarr EMC, Talbot EMC and Chattahoochee EMC" in Item 1 of the Annual Report on Form 10-K for the year ended December 31, 2001, and "BUSINESS - OGLETHORPE'S POWER SUPPLY RESOURCES - Future Power Resources and - Capacity and Energy Pool" in Item 1 of the Annual Report on Form 10-K for the year ended December 31, 2001, and "MANAGEMENTS
DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - Financial Condition - Capital Requirements - Financing for Talbot EMC and Chattahoochee EMC" in Item 2 in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. Reference is made to such sections in the Annual Report on Form 10-K for the year ended December 31, 2001 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, for a further discussion of these matters.

     Introduction

     Oglethorpe and its 39 retail electric distribution cooperative members (the "Members") are pursuing a course in which Oglethorpe would acquire the generating facilities now owned and being constructed by Talbot EMC and Chattahoochee EMC utilizing funds obtained under the two RUS-guaranteed loan commitments issued by RUS on September 19, 2002. Oglethorpe's proposed acquisition of these facilities requires the consent of 75% of the Members. The Members have advised Oglethorpe that their consent would be conditioned upon the implementation of certain new arrangements among Oglethorpe and the Members as described below.

     Background

     As discussed in "OGLETHORPE POWER CORPORATION - General" in Item 1 of the Annual Report on Form 10-K for the year ended December 31, 2001, Oglethorpe and the Members completed a corporate restructuring in 1997. The proposed new arrangements described below represent an evolution of the relationship between Oglethorpe and its Members resulting from the 1997 restructuring. At that time, Oglethorpe was divided into three separate companies, with Oglethorpe retaining all of its owned and leased generation assets and purchased power resources. Under the wholesale power contracts (the "Wholesale Power Contracts") entered into at that time, Oglethorpe is not obligated to provide all of the Members' capacity or energy requirements. The Members also have various options regarding services provided by Oglethorpe. These options include:

     o   whether to have Oglethorpe provide power supply planning services,

     o whether to participate in Oglethorpe's capacity and energy pool or to separately schedule their resources, and

     o   whether to  satisfy  all or a portion of their  power  requirements  in
         excess  of  their  existing   Oglethorpe   purchase   obligations  from
         Oglethorpe or from other suppliers.

As a consequence of Members' exercise of these options, at this time, 15 Members participate in Oglethorpe's capacity and energy pool, Oglethorpe is providing power supply planning services for 13 Members, and Oglethorpe is not engaged in long-term resource procurement for any Member (other than in connection with the anticipated acquisition of the two generating facilities from Talbot EMC and Chattahoochee EMC described above).

     In response to the reduced Member demand for these services, Oglethorpe began to consider discontinuing operation of its capacity and energy pool and the provision of power supply planning services. The necessary approvals of Oglethorpe's Members to the acquisition of the Talbot and Chattahoochee generating facilities are conditioned on Oglethorpe committing to make these and certain other changes described below. Oglethorpe and the Members are working to develop definitive terms of three agreements to implement the acquisition of the Talbot and Chattahoochee generating facilities and to document the conditions to that acquisition, as described below.

     Proposed New Agreements

     New Business Model Agreement. The proposed New Business Model Agreement would contain the necessary consents of the Members and set forth all the conditions to Oglethorpe's acquisition of the Talbot and Chattahoochee generating facilities, including that RUS-guaranteed loan funds be advanced, that Amended and Restated Wholesale Power Contracts be delivered by Oglethorpe and the Members, and that Oglethorpe and the Members deliver a Member Agreement setting forth certain understandings with respect to Oglethorpe's future activities.

     Amended and Restated Wholesale Power Contracts. The proposed Amended and Restated Wholesale Power Contracts do not change the unconditional obligation of each Member, on an express "take-or-pay" basis, to pay all costs of its fixed allocation of Oglethorpe's existing generation and purchased power resources, as well as costs with respect to any future resources that might be acquired in accordance with new approval requirements. The approval requirement for future resources would change. In addition to the approval of 75% of Oglethorpe's Directors and 75% of the Members that is now required, the approval of Members representing 75% of the patronage capital of Oglethorpe would also be required in connection with Oglethorpe's acquisition of a future resource. Certain resource modifications which now must be approved by 75% of Oglethorpe's Directors and 75% of the Members, could be made by Oglethorpe if they were approved by the Oglethorpe Board and by more than 50% of the Members. Like the existing Wholesale Power Contracts, the proposed Amended and Restated Wholesale Power Contracts would continue to provide that each Member would be jointly and severally responsible for all costs and expenses of all existing generation and purchased power resources (including the Talbot and Chattahoochee generating facilities), as well as for any future resources and resource modifications (whether or not such Member has elected to participate in such future resource or resource modification) that are approved in accordance with these new approval requirements. For resources and resource modifications so approved in which less than all Members participate, costs would be shared first among the participating Members, and if all participating Members default, each non-participating Member would be expressly obligated to pay a proportionate share of such default. The proposed Amended and Restated Wholesale Power Contracts also would eliminate Oglethorpe's obligation to provide power supply planning services.

     Member Agreement. The proposed Member Agreement would require Member approval for Oglethorpe to undertake certain activities. It would not restrict or limit Oglethorpe's ability to own, manage, control and operate its resources or perform its functions under the Amended and Restated Wholesale Power Contracts. It provides that Oglethorpe would continue, through no later than March 31, 2005, to operate its capacity and energy pool, to provide natural gas hedging for pool and non-pool participants and to provide power supply planning services to Members electing to receive these services.

     Under the Member Agreement, Oglethorpe would not provide services unrelated to its ownership, management, control and operation of its resources or the performance of its functions under the Amended and Restated Wholesale Power Contracts if providing such services would require it to incur indebtedness, provide a guarantee or make any loan or investment unless such activity was approved by 75% of Oglethorpe's Board of Directors, 75% of the Members and
Members representing 75% of the patronage capital of Oglethorpe. Oglethorpe could provide any other such service to a Member so long as doing so would not create a conflict of interest with respect to other Members, such service was being provided to all Members or such service received the three-part 75% approval described above.

     Status of Arrangements

     Oglethorpe and its Members are currently developing and reviewing drafts of the New Business Model Agreement, the Amended and Restated Wholesale Power Contracts and the Member Agreement. Oglethorpe is also reviewing drafts of these documents with RUS, whose approval of certain of these arrangements must be obtained before they can be finalized.

     Oglethorpe would hope to have RUS review of certain of these documents complete by year-end or early 2003, with the Members expected to execute and deliver the New Business Model Agreement after completion of RUS review. The closing under the New Business Model Agreement of the acquisition of the Talbot and Chattahoochee generating facilities and the delivery of the Amended and Restated Wholesale Power Contracts and Member Agreement would take place when funding under the recently approved RUS loans occurs. The RUS loan commitments are subject to the development and execution of final documentation and the satisfaction of other conditions. Oglethorpe currently expects that these conditions can be satisfied so that RUS funding would occur on or before June 30, 2003, but funding could take longer.

     While it is Oglethorpe's current expectation that the Talbot and Chattahoochee generating facilities will be acquired by Oglethorpe and financed by RUS, Oglethorpe cannot state with certainty that RUS loan conditions can be satisfied or that the Members will agree to and execute and deliver the New Business Model Agreement, the Amended and Restated Wholesale Power Contracts and the Member Agreement. In the event that these conditions are not satisfied, Talbot EMC and Chattahoochee EMC would continue to own their respective generating facilities and seek permanent financing from other sources.

     Effect of Acquisition of Talbot and Chattahoochee Facilities

     As discussed in the Form 10-Q for the quarter ended June 30, 2002, the acquisition of the Talbot and Chattahoochee generating facilities would increase the assets and liabilities reported on Oglethorpe's balance sheet by approximately $600,000,000. In addition, the funding of the RUS loans would increase the amount of debt secured under the Mortgage Indenture by the same amount. This would have the effect of decreasing Oglethorpe's equity to capitalization ratio and equity to asset ratio from approximately 12% and 9%, respectively, each as of June 30, 2002, to 10% and 8%, respectively, after giving effect to the additional debt. The Mortgage Indenture requires Oglethorpe to establish and collect rates reasonably expected to yield Margins for Interest for each fiscal year equal to at least 1.10 times Interest Charges for such period (the "Margins for Interest Ratio"). See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - Summary of Critical Accounting Policies and Cooperative Operations - Margins and Patronage Capital and - Rates and Regulation" in Item 7 in the Annual Report on Form 10-K for the year ended December 31, 2001. As a result of the increased Interest Charges from the additional debt incurred to acquire the Talbot and Chattahoochee generating facilities, Oglethorpe's required Margins for Interest, based on current interest rates on RUS loans, would increase by approximately $3,500,000 in the first year, and would decrease thereafter as Interest Charges decrease. The cost of capacity and energy relating to these generating facilities would be recovered in rates pursuant to the terms of the proposed Amended and Restated Wholesale Power Contracts just as the costs of Oglethorpe's other resources are recovered.

     Future Role of Oglethorpe

     Whether or not these new arrangements are implemented, Oglethorpe will continue to own, operate, manage and control its existing resources, including generating facilities and purchased power resources. None of the proposed new arrangements would limit or restrict Oglethorpe in such activities. Oglethorpe would acquire future resources only if approved as provided in the existing Wholesale Power Contracts or the proposed Amended and Restated Wholesale Power Contracts, as the case may be. Oglethorpe also will continue to manage the generating facilities of Smarr EMC. See "OGLETHORPE POWER CORPORATION - Relationships with Smarr EMC, Talbot EMC and Chattahoochee EMC" in Item 1 of the Annual Report on Form 10-K for the year ended December 31, 2001.

     If the RUS loans and new arrangements are closed, Oglethorpe will own and operate the Talbot and Chattahoochee generating facilities, and on or before March 31, 2005, discontinue operating its capacity and energy pool, providing natural gas hedging services and providing power supply planning services.

     If the RUS loans and new arrangements are not closed, Oglethorpe would not acquire the Talbot and Chattahoochee generating facilities, but would continue to manage those facilities under existing management contracts. See "OGLETHORPE POWER CORPORATION - Relationships with Smarr EMC, Talbot EMC and Chattahoochee EMC" in Item 1 of the Annual Report on Form 10-K for the year ended December 31, 2001. Additionally, if reduced Member participation in the capacity and energy pool and reduced Member demand for natural gas hedging and power supply planning services continued, Oglethorpe would expect to stop providing these services, although it would not be contractually obligated to do so.

     Potential System Operation Changes

     As Oglethorpe has worked with Georgia System Operations Corporation ("GSOC") in the implementation of separate scheduling elections by Members, a need to consider changes in the relationships among Oglethorpe, GSOC and the Members has been recognized. GSOC, Oglethorpe and the Members are beginning a process of evaluating how GSOC implements the system of multi-pool operations that is necessary to permit Members to schedule energy from Oglethorpe's resources. This evaluation could result in changes in the Operation Services Agreement between Oglethorpe and GSOC, as well as changes in the contractual relationships among GSOC and the Members.

     Member Memorandum of Understanding

     One of Oglethorpe's Members, Cobb EMC, has provided Oglethorpe a copy of a Memorandum of Understanding between it and another of Oglethorpe's Members, Diverse Power Incorporated ("Diverse Power"), formerly known as Troup EMC, entered into in September 2002. The Memorandum of Understanding calls for the two Members to use their best efforts to enter into definitive agreements for a proposed transaction in which Cobb EMC would assume Diverse Power's rights and obligations under its Wholesale Power Contract with Oglethorpe beginning April 1, 2005. In consideration, Diverse Power would assume Cobb EMC's rights and obligations regarding allocations of hydroelectric power from the Southeastern Power Administration on the same date. See "THE MEMBERS AND THEIR POWER SUPPLY RESOURCES - Member Power Supply Resources - Contracts with SEPA" in Item 1 of the Annual Report on Form 10-K for the year ended December 31, 2001. Among other elements of the proposed transaction, Diverse Power has a stated objective of being relieved of all liability under its Wholesale Power Contract with Oglethorpe. The Memorandum of Understanding has not been approved by the board of either of the Members.

     Neither of the Members has asked Oglethorpe to take any action with respect to the Memorandum of Understanding. Oglethorpe has existing provisions for a Member to withdraw and to assign its rights and obligations under its Wholesale Power Contract with Oglethorpe to another person. These provisions require the assignee to have certain published credit ratings and to assume all of the withdrawing Member's obligations under its Wholesale Power Contract with Oglethorpe. Any such assignment must be approved by Oglethorpe's Board of Directors. Diverse Power has not asked to withdraw from Oglethorpe in accordance with these procedures.

     In 2001, Diverse Power represented approximately 1.5 percent, and Cobb EMC represented approximately 11.7 percent, of Oglethorpe's revenues from Members. Oglethorpe cannot predict whether Diverse Power will request to withdraw or whether the two Members will request that Oglethorpe take any action with respect to the transaction as proposed in the Memorandum of Understanding.

     Operating Revenues and Expenses

     For the months of July and August of 2002, total operating revenues and net margin were less than the corresponding months of 2001 by $12.4 million and $5.3 million, respectively. The $5.3 million difference in net margin is explained by the fact that Oglethorpe was approximately $5.7 million under budget on capacity expenses (net of capacity revenues which were over budget) in July and August of 2001 while it was approximately $400,000 net under budget on these items in the 2002 period. In both periods, these items included capacity revenues, fixed operation and maintenance expenses at Oglethorpe's nuclear plants, purchased capacity charges and interest income and expense. Of the $12.4 million difference in total operating revenues, approximately $10 million is attributable to both a higher fixed cost budget and higher than budgeted fixed costs in the 2001 period compared to 2002. The remaining approximately $2.4 million difference is attributable to lower average energy costs in the 2002 period compared to 2001.

     As explained above and in "Management's Discussions and Analysis of Financial Condition and Results of Operations - Summary of Critical Accounting Policies and Cooperative Operations - Margins and Patronage Capital and - Rates and Regulation" in Item 7 of the Annual Report on Form 10-K for the year ended December 31, 2001, the rate schedule to Oglethorpe's Wholesale Power Contracts provides for budget adjustments from time to time throughout the year to assure that Oglethorpe's rates yield an annual Margins for Interest Ratio of 1.10. Budget adjustments subsequent to August of 2001 ultimately resulted in Oglethorpe achieving a Margins for Interest Ratio of 1.10 for 2001. Through August 2002, Oglethorpe estimates that it has collected total operating revenues of approximately $10.5 million more than required to achieve a Margins for Interest Ratio of 1.10 for the year ending December 31, 2002.

                           FORWARD-LOOKING STATEMENTS

     This report may contain forward-looking statements regarding matters that could have an impact on our business, financial condition and future operations. These statements, based on our expectations and estimates, are not guarantees of future performance and are subject to risks, uncertainties, and other factors that could cause actual events or results to differ materially from those expressed in the forward-looking statements. These risks, uncertainties, and other factors include, but are not limited to, general business conditions, increased competition in the electric utility industry, changes in our tax status, demand for power, federal and state legislative and regulatory actions and legal and administrative proceedings, and unanticipated changes in operating expenses and capital expenditures. Any forward-looking statement speaks only as of the date on which the statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which the statement is made even if new information becomes available or other events occur in the future.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (a)      Financial Statements of Business Acquired

                  Not applicable

         (b)      Pro Forma Financial Information

                  Not applicable

         (c)      Exhibits

                  99.      Member Financial and Statistical Information

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OGLETHORPE POWER CORPORATION
                                           (AN ELECTRIC MEMBERSHIP CORPORATION)




Date: October 16, 2002                     By:/s/ Thomas A. Smith
      ----------------                        -------------------
                                           Thomas A. Smith
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)

                                  EXHIBIT INDEX

Exhibit Number                                                       Page Number
--------------                                                       -----------

      99                                                                 13

                                                                      Exhibit 99

                  MEMBER FINANCIAL AND STATISTICAL INFORMATION

     Oglethorpe's Members operate their systems on a not-for-profit basis. Accumulated margins derived after payment of operating expenses and provision for depreciation constitute patronage capital of the consumers of the Members. Refunds of accumulated patronage capital to the individual consumers may be made from time to time subject to limitations contained in mortgages between the Members and RUS or loan documents with other lenders. For those Members receiving loans from RUS since 1995, the new form of RUS mortgage generally prohibits such distributions unless, after any such distribution, the Member's total equity will equal at least 30% of its total assets, except that distributions may be made of up to 25% of the margins and patronage capital received by the Member in the preceding year provided that equity is at least 20%. To the extent a Member has not obtained a new loan from RUS since 1995, the old form of RUS mortgage generally prohibits such distributions unless, after any such distribution, the Member's total equity will equal at least 40% of its total assets, except that distributions may be made of up to 25% of the margins and patronage capital received by the Member in the preceding year.

     Oglethorpe is a membership corporation, and the Members are not subsidiaries of Oglethorpe. Except with respect to the obligations of the Members under each Member's Wholesale Power Contract with Oglethorpe and Oglethorpe's rights under such contracts to receive payment for power and energy supplied, Oglethorpe has no legal interest in, or obligations in respect of, any of the assets, liabilities, equity, revenues or margins of the Members.

     The following selected information on the individual Members is intended to show, in the aggregate, the assets, liabilities, equity, revenues and margins of the Members. Member assets, liabilities, equity, revenues and margins should not, however, be attributed to Oglethorpe itself. In addition, the revenues of the Members are not pledged to Oglethorpe, but such revenues are received by the respective Members and are the source from which moneys are derived by the Members to pay for power and energy received from Oglethorpe. Revenues of the Members are, however, pledged under their respective RUS mortgages or loan documents with other lenders.

     The information contained in these Tables was taken from RUS Financial and Statistical Reports (RUS Form 7) or similar reports prepared for other lenders or provided directly by a Member. This information has not been independently verified by RUS, any lender, Oglethorpe or the Underwriters. The "Total" columns for all these years were not supplied or compiled by RUS, any lender or the Members. The "Total" column in each table is for informational purposes only, inasmuch as each Member operates independently and is not responsible for the obligations of other Members. For the calendar years 1999, 2000 and 2001, the information on the individual Members is presented in the succeeding tables as follows: Table 1, selected statistics; Table 2, average number of consumers served; Table 3, annual MWh sales by consumer class; Table 4, annual revenues by consumer class; Table 5, summary of operating results; and Table 6, condensed balance sheet information.

                          OGLETHORPE POWER CORPORATION
                  MEMBER FINANCIAL AND STATISTICAL INFORMATION


                                     Table 1

                       SELECTED STATISTICS OF EACH MEMBER

                               (as of December 31)


                                                                                                           Central
                                            Altamaha         Amicalola        Canoochee     Carroll        Georgia
                                            --------         ---------        ---------     -------        -------

2001
----
Avg. Monthly Residential Rev.($)              91.54             90.66            94.07         84.46         90.09
Avg. Monthly Residential kWh                  1,091               992            1,157           992         1,148
Avg. Residential Rev.(cents per kWh)           8.39              9.14             8.13          8.52          7.84

Times Interest Earned Ratio                    2.37              1.98             2.31          1.59          2.00
Equity/Assets                                  61.1%             30.8%            47.6%         35.1%         35.8%
Equity/Total Capitalization                    64.3%             35.2%            52.9%         41.9%         43.2%

2000
----
Avg. Monthly Residential Rev.($)              90.82             90.10            97.08         83.16         90.78
Avg. Monthly Residential kWh                  1,104               988            1,163           984         1,159
Avg. Residential Rev.(cents per kWh)           8.23              9.12             8.35          8.45          7.83

Times Interest Earned Ratio                    1.62              1.38             1.67          1.37          2.01
Equity/Assets                                  59.0%             32.2%            46.1%         36.7%         37.9%
Equity/Total Capitalization                    62.9%             37.9%            51.4%         44.4%         47.5%

1999
----
Avg. Monthly Residential Rev.($)              90.12             84.03            94.60         81.16         81.90
Avg. Monthly Residential kWh                  1,067               947            1,115           955         1,039
Avg. Residential Rev.(cents per kWh)           8.44              8.87             8.48          8.50          7.89

Times Interest Earned Ratio                    2.69              1.57             2.10          1.69          2.27
Equity/Assets                                  59.4%             32.3%            46.7%         38.9%         41.9%
Equity/Total Capitalization                    62.0%             36.6%            50.8%         47.2%         49.1%


                                                                                              Coweta-
                                             Coastal            Cobb           Colquitt       Fayette      Excelsior
                                             -------            ----           --------       -------      ---------

2001
----
Avg. Monthly Residential Rev.($)             102.85             97.05            91.33        100.91         87.72
Avg. Monthly Residential kWh                  1,210             1,086            1,189         1,154         1,238
Avg. Residential Rev.(cents per kWh)           8.50              8.94             7.68          8.74          7.08

Times Interest Earned Ratio                    1.83              2.19             2.27          1.67          1.59
Equity/Assets                                  31.9%             32.5%            48.6%         28.2%         43.5%
Equity/Total Capitalization                    34.4%             39.2%            54.6%         34.0%         49.2%

2000
----
Avg. Monthly Residential Rev.($)             101.75             99.86            90.81         99.93         87.39
Avg. Monthly Residential kWh                  1,216             1,134            1,204         1,175         1,239
Avg. Residential Rev.(cents per kWh)           8.37              8.81             7.54          8.50          7.05

Times Interest Earned Ratio                    1.70              2.04             2.10          1.34          1.58
Equity/Assets                                  28.7%             33.4%            50.1%         28.4%         44.9%
Equity/Total Capitalization                    31.6%             39.8%            55.2%         38.5%         49.7%

1999
----
Avg. Monthly Residential Rev.($)              97.82             99.66            90.21         94.86         84.75
Avg. Monthly Residential kWh                  1,160             1,114            1,185         1,120         1,179
Avg. Residential Rev.(cents per kWh)           8.44              8.95             7.61          8.47          7.19

Times Interest Earned Ratio                    1.53              2.90             2.41          1.69          2.17
Equity/Assets                                  29.4%             35.3%            51.1%         29.3%         45.6%
Equity/Total Capitalization                    31.7%             39.9%            55.5%         37.3%         49.5%





                              Table 1 (continued)

                                             Middle                                                          Okefe-
                                             Georgia           Mitchell         Ocmulgee      Oconee          noke
                                             -------           --------         --------      ------          ----

2001
----
Avg. Monthly Residential Rev.($)              99.48            100.56            84.96         91.04        103.38
Avg. Monthly Residential kWh                  1,269             1,221              973         1,063         1,221
Avg. Residential Rev.(cents per kWh)           7.84              8.24             8.73          8.57          8.46

Times Interest Earned Ratio                    1.57              2.61             2.18          1.31          2.03
Equity/Assets                                  44.4%             62.5%            44.1%         38.2%         37.5%
Equity/Total Capitalization                    51.2%             69.7%            48.1%         43.4%         42.2%

2000
----
Avg. Monthly Residential Rev.($)              96.30            101.94            83.06         90.35        103.52
Avg. Monthly Residential kWh                  1,249             1,274              974         1,062         1,253
Avg. Residential Rev.(cents per kWh)           7.71              8.00             8.53          8.50          8.26

Times Interest Earned Ratio                    1.30              2.26             1.68          1.38          1.82
Equity/Assets                                  44.8%             62.6%            44.8%         37.4%         35.0%
Equity/Total Capitalization                    48.3%             68.6%            49.7%         43.3%         41.5%

1999
----
Avg. Monthly Residential Rev.($)              98.24            101.60            82.09         89.95         97.69
Avg. Monthly Residential kWh                  1,203             1,268              939         1,021         1,204
Avg. Residential Rev.(cents per kWh)           8.16              8.01             8.74          8.81          8.11

Times Interest Earned Ratio                    1.79              2.35             2.29          1.41          1.84
Equity/Assets                                  45.7%             59.6%            46.5%         41.0%         34.5%
Equity/Total Capitalization                    48.8%             66.3%            51.0%         47.9%         40.6%




                                             Pataula           Planters          Rayle        Satilla       Sawnee
                                             -------           --------          -----        -------       ------

2001
----
Avg. Monthly Residential Rev.($)              66.29             91.13            85.13         96.86        105.07
Avg. Monthly Residential kWh                    802             1,211              975         1,220         1,150
Avg. Residential Rev.(cents per kWh)           8.26              7.53             8.73          7.94          9.13

Times Interest Earned Ratio                    2.65              2.22             1.76          1.80          1.82
Equity/Assets                                  53.7%             52.2%            38.8%         46.8%         29.0%
Equity/Total Capitalization                    56.3%             61.4%            41.6%         57.3%         32.6%

2000
----
Avg. Monthly Residential Rev.($)              66.36             90.97            85.77         93.53        101.02
Avg. Monthly Residential kWh                    817             1,219              979         1,211         1,173
Avg. Residential Rev.(cents per kWh)           8.12              7.46             8.76          7.73          8.61

Times Interest Earned Ratio                    2.55              1.99             1.51          1.77          1.59
Equity/Assets                                  55.2%             53.9%            39.5%         49.3%         29.0%
Equity/Total Capitalization                    58.6%             62.4%            42.8%         56.1%         32.2%

1999
----
Avg. Monthly Residential Rev.($)              65.53             88.17            82.62         91.43         95.55
Avg. Monthly Residential kWh                    785             1,175              936         1,170         1,137
Avg. Residential Rev.(cents per kWh)           8.35              7.50             8.83          7.82          8.41

Times Interest Earned Ratio                    2.13              2.32             1.90          2.67          1.91
Equity/Assets                                  55.6%             54.8%            41.3%         53.6%         29.5%
Equity/Total Capitalization                    59.7%             61.3%            44.2%         58.9%         32.5%

                                              Flint             Grady          GreyStone     Habersham       Hart
                                              -----             -----          ---------     ---------       ----

2001
----
Avg. Monthly Residential Rev.($)             100.30            101.28            84.50         76.72         83.35
Avg. Monthly Residential kWh                  1,279             1,115            1,125           956         1,034
Avg. Residential Rev.(cents per kWh)           7.84              9.08             7.51          8.03          8.06

Times Interest Earned Ratio                    2.32              2.45             2.71          2.02          2.27
Equity/Assets                                  39.7%             45.2%            37.0%         40.9%         43.0%
Equity/Total Capitalization                    43.2%             53.9%            45.2%         50.3%         48.7%

2000
----
Avg. Monthly Residential Rev.($)              98.29             99.05            85.57         76.03         81.31
Avg. Monthly Residential kWh                  1,280             1,166            1,146           959         1,038
Avg. Residential Rev.(cents per kWh)           7.68              8.50             7.46          7.93          7.83

Times Interest Earned Ratio                    1.88              2.01             1.45          1.76          1.57
Equity/Assets                                  39.7%             47.8%            37.2%         41.2%         44.9%
Equity/Total Capitalization                    43.6%             59.6%            40.4%         54.6%         51.4%

1999
----
Avg. Monthly Residential Rev.($)              93.53             93.39            84.51         75.75         78.89
Avg. Monthly Residential kWh                  1,238             1,116            1,122           937         1,006
Avg. Residential Rev.(cents per kWh)           7.55              8.37             7.53          8.08          7.85

Times Interest Earned Ratio                    1.98              4.08             2.18          2.17          2.07
Equity/Assets                                  39.7%             32.6%            39.2%         43.2%         44.2%
Equity/Total Capitalization                    43.8%             58.1%            42.1%         53.3%         50.1%



                                                                                                             Little
                                             Irwin             Jackson         Jefferson       Lamar        Ocmulgee
                                             -----             -------         ---------       -----        --------

2001
----
Avg. Monthly Residential Rev.($)             109.06             89.50            98.49         94.51         84.87
Avg. Monthly Residential kWh                  1,095             1,137            1,110         1,148           997
Avg. Residential Rev.(cents per kWh)           9.96              7.87             8.87          8.23          8.52

Times Interest Earned Ratio                    1.98              2.05             2.23          2.69          1.69
Equity/Assets                                  31.2%             33.8%            33.2%         46.8%         37.4%
Equity/Total Capitalization                    33.3%             39.8%            39.2%         52.9%         42.3%

2000
----
Avg. Monthly Residential Rev.($)             105.38             85.86            98.76         95.04         84.63
Avg. Monthly Residential kWh                  1,122             1,168            1,141         1,155         1,005
Avg. Residential Rev.(cents per kWh)           9.39              7.35             8.65          8.23          8.42

Times Interest Earned Ratio                    1.53              1.78             1.71          1.34          1.43
Equity/Assets                                  31.1%             33.7%            31.4%         47.6%         36.9%
Equity/Total Capitalization                    35.9%             41.5%            46.9%         54.7%         40.6%

1999
----
Avg. Monthly Residential Rev.($)             102.78             83.72            94.16         91.21         81.72
Avg. Monthly Residential kWh                  1,093             1,123            1,095         1,120           974
Avg. Residential Rev.(cents per kWh)           9.41              7.46             8.60          8.14          8.39

Times Interest Earned Ratio                    2.06              2.22             1.55          3.04          1.69
Equity/Assets                                  33.9%             35.6%            33.8%         52.8%         38.3%
Equity/Total Capitalization                    36.7%             41.1%            44.9%         61.4%         41.3%














                              Table 1 (continued)

                                              Slash           Snapping                         Three         Tri-
                                               Pine            Shoals           Sumter         Notch        County
                                               ----            ------           ------         -----        ------

2001
----
Avg. Monthly Residential Rev.($)              95.31             95.58           112.54         93.60         89.39
Avg. Monthly Residential kWh                  1,194             1,232            1,381         1,089         1,105
Avg. Residential Rev.(cents per kWh)           7.98              7.76             8.15          8.59          8.09

Times Interest Earned Ratio                    2.28              1.74             2.46          1.99          1.87
Equity/Assets                                  43.1%             37.8%            40.8%         44.0%         37.1%
Equity/Total Capitalization                    51.2%             45.3%            45.2%         48.1%         46.6%

2000
----
Avg. Monthly Residential Rev.($)              93.83             99.47           112.93         87.86         91.05
Avg. Monthly Residential kWh                  1,216             1,253            1,428         1,083         1,122
Avg. Residential Rev.(cents per kWh)           7.72              7.94             7.91          8.11          8.12

Times Interest Earned Ratio                    1.82              2.14             2.31          1.35          1.58
Equity/Assets                                  41.4%             38.0%            42.0%         42.4%         38.6%
Equity/Total Capitalization                    49.1%             43.0%            46.2%         51.8%         45.0%

1999
----
Avg. Monthly Residential Rev.($)              93.74             92.45           109.19         83.38         87.42
Avg. Monthly Residential kWh                  1,162             1,203            1,360         1,038         1,056
Avg. Residential Rev.(cents per kWh)           8.07              7.68             8.03          8.03          8.28

Times Interest Earned Ratio                    1.98              2.27             1.91          2.10          2.07
Equity/Assets                                  42.2%             39.3%            42.4%         26.7%         40.9%
Equity/Total Capitalization                    48.0%             44.7%            47.7%         47.8%         50.2%



                                                                Upson                                        MEMBER
                                            Troup (2)          County           Walton       Washington      TOTAL
                                            ---------          ------           ------       ----------      -----

2001
----
Avg. Monthly Residential Rev.($)             104.44             82.59            95.99         90.39         94.25
Avg. Monthly Residential kWh                  1,293             1,019            1,226         1,018         1,141
Avg. Residential Rev.(cents per kWh)
                                               8.08              8.11             7.83          8.88          8.26
Times Interest Earned Ratio                    1.44              3.37             1.75          1.61          2.02  (1)
Equity/Assets                                  56.6%             52.8%            27.8%         51.1%         37.2% (1)
Equity/Total Capitalization

2000
----                                           61.4%             58.6%            31.1%         55.1%         43.0% (1)
Avg. Monthly Residential Rev.($)             100.37             80.98            98.94         90.49         93.81
Avg. Monthly Residential kWh                  1,293               999            1,258         1,036         1,162
Avg. Residential Rev.(cents per kWh)
                                               7.76              8.11             7.86          8.74          8.08
Times Interest Earned Ratio                    1.42              3.48             1.55          1.57          1.75  (1)
Equity/Assets                                  54.8%             53.3%            27.1%         49.4%         37.5% (1)
Equity/Total Capitalization
                                               60.2%             59.7%            30.3%         53.6%         43.6% (1)
1999
----
Avg. Monthly Residential Rev.($)              94.63             79.24            96.62         88.36         90.77
Avg. Monthly Residential kWh                  1,233               972            1,223         1,003         1,122
Avg. Residential Rev.(cents per kWh)
                                               7.68              8.15             7.90          8.81          8.09
Times Interest Earned Ratio                    2.92              3.50             2.47          1.76          2.22  (1)
Equity/Assets                                  54.2%             56.3%            43.8%         52.7%         39.6% (1)
Equity/Total Capitalization                    58.9%             63.1%            54.2%         56.7%         45.7% (1)

----------

(1) Weighted Average.

(2) Now known as Diverse Power Incorporated

                          OGLETHORPE POWER CORPORATION
                  MEMBER FINANCIAL AND STATISTICAL INFORMATION


                                     Table 2


                AVERAGE NUMBER OF CONSUMERS SERVED BY EACH MEMBER

                                                                                                           Central
                                            Altamaha          Amicalola        Canoochee      Carroll      Georgia
                                            --------          ---------        ---------      -------      -------

2001
----
Residential Service                          16,109            31,843           16,622        39,732        33,898
Commercial & Industrial                       1,548             3,304              262         2,027         2,193
Other                                            95                 7              192           374            63
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                 17,752            35,154           17,076        42,133        36,154
==================================================================================================================

2000
----
Residential Service                          15,796            30,590           16,533        37,769        32,332
Commercial & Industrial                       1,485             3,060              242         1,919         2,090
Other                                            91                 7              141           373            52
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                 17,371            33,657           16,916        40,062        34,474
==================================================================================================================

1999
----
Residential Service                          15,469            29,947           16,164        35,846        33,207
Commercial & Industrial                       1,414             2,026              242         1,815         1,922
Other                                            88                 7              141           367            47
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                 16,972            31,980           16,547        38,028        35,177
==================================================================================================================


                                                                                              Coweta-
                                            Coastal             Cobb           Colquitt       Fayette     Excelsior
                                            -------             ----           --------       -------     ---------

2001
----
Residential Service                          11,204           145,119           47,341        54,649        17,142
Commercial & Industrial                       1,354            10,517            2,398         3,477         1,104
Other                                           123             5,055            1,500           342           212
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                 12,681           160,691           51,239        58,468        18,458
==================================================================================================================

2000
----
Residential Service                          10,818           140,497           46,475        52,174        16,831
Commercial & Industrial                       1,306             9,846            2,280         3,137         1,049
Other                                            83             4,385            1,439           302           209
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                 12,207           154,729           50,194        55,613        18,089
==================================================================================================================

1999
----
Residential Service                          10,442           134,001           45,411        50,828        16,485
Commercial & Industrial                       1,192             8,957            2,148         2,823           996
Other                                            84             3,663            1,376           273           195
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                 11,717           146,622           48,934        53,923        17,676
==================================================================================================================














                               Table 2 (continued)

                                             Middle                                                         Okefe-
                                            Georgia           Mitchell         Ocmulgee       Oconee         noke
                                            -------           --------         --------       ------         ----

2001
----
Residential Service                           4,573            20,035            9,893        11,037        25,942
Commercial & Industrial                       1,539               934              559           603         1,675
Other                                           558             1,266              356           152           326
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                  6,670            22,235           10,808        11,791        27,943
==================================================================================================================

2000
----
Residential Service                           4,528            19,777            9,747        10,924        25,235
Commercial & Industrial                       1,542               908              538           515         1,603
Other                                           542             1,226              351           152           303
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                  6,611            21,911           10,636        11,590        27,141
==================================================================================================================

1999
----
Residential Service                           4,441            19,394            9,589        10,730        24,398
Commercial & Industrial                       1,536               896              508           443         1,545
Other                                           511             1,130              338           157           293
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                  6,487            21,420           10,436        11,331        26,235
==================================================================================================================


                                             Pataula          Planters          Rayle        Satilla        Sawnee
                                             -------          --------          -----        -------        ------

2001
----
Residential Service                           4,444            14,128           15,758        43,644        99,663
Commercial & Industrial                         209               525            1,232         2,149         9,168
Other                                           165               507                0         1,182         2,543
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                  4,818            15,160           16,991        46,975       111,374
==================================================================================================================

2000
----
Residential Service                           4,392            13,916           15,390        43,081        93,861
Commercial & Industrial                         211               513            1,235         2,024         8,268
Other                                           156               489                0         1,104         2,448
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                  4,759            14,918           16,625        46,209       104,578
==================================================================================================================

1999
----
Residential Service                           4,303            13,676           15,016        42,266        87,447
Commercial & Industrial                         218               511            1,176         1,895         7,413
Other                                           138               461                0         1,028         2,245
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                  4,658            14,647           16,192        45,189        97,105
==================================================================================================================

                                             Flint             Grady           GreyStone    Habersham       Hart
                                             -----             -----           ---------    ---------       ----

2001
----
Residential Service                          55,983            16,178           74,904        26,571        26,943
Commercial & Industrial                       7,147               375            6,637         2,087         5,336
Other                                           599               595              629             7             4
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                 63,728            17,148           82,170        28,665        32,283
==================================================================================================================

2000
----
Residential Service                          54,563            15,575           70,695        25,617        26,466
Commercial & Industrial                       7,024               380            6,108         2,053         5,069
Other                                           579               455              559            15             3
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                 62,166            16,411           77,362        27,684        31,538
==================================================================================================================

1999
----
Residential Service                          52,670            15,161           66,980        24,568        25,772
Commercial & Industrial                       6,835               387            5,657         1,936         4,841
Other                                           576               458              457            15             3
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                 60,081            16,006           73,094        26,519        30,616
==================================================================================================================


                                                                                                             Little
                                             Irwin            Jackson         Jefferson       Lamar         Ocmulgee
                                             -----            -------         ---------       -----         --------

2001
----
Residential Service                          10,043           144,996           29,827        14,922         9,485
Commercial & Industrial                         133            10,394              566           925            93
Other                                           673             2,213               91            10           291
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                 10,849           157,603           30,484        15,857         9,869
==================================================================================================================

2000
----
Residential Service                          10,036           137,182           29,692        14,439         9,370
Commercial & Industrial                         143             9,470              461           895            90
Other                                           608             2,009               65            10           292
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                 10,786           148,661           30,219        15,343         9,752
==================================================================================================================

1999
----
Residential Service                           9,874           129,974           29,132        13,937         9,160
Commercial & Industrial                         126             8,804              450           848            85
Other                                           534             1,847               64             9           288
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                 10,534          140,625           29,645        14,794         9,534
==================================================================================================================


                                               Slash          Snapping                         Three         Tri-
                                               Pine            Shoals           Sumter         Notch        County
                                               ----            ------           ------         -----        ------

2001
----
Residential Service                           6,300            63,231           13,228        11,937        16,224
Commercial & Industrial                         294             3,824            4,061           548         1,267
Other                                           130                 0              158           425             0
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                  6,724            67,055           17,447        12,910        17,491
==================================================================================================================


                               Table 2 (continued)

2000
----
Residential Service                           6,195            59,161           12,690        12,177        15,758
Commercial & Industrial                         288             3,560            4,336           565         1,180
Other                                           125                 0              150           393             0
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                  6,608            62,721           17,176        13,134        16,938
==================================================================================================================

1999
----
Residential Service                           6,002            55,526           12,438        12,069        15,355
Commercial & Industrial                         283             3,267            4,197           570         1,119
Other                                           123                 0              139           357             0
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                  6,408            58,793           16,774        12,996        16,474
==================================================================================================================



                                                                Upson                                      MEMBER
                                            Troup (1)           County          Walton      Washington     TOTAL
                                            ---------           ------          ------      ----------     -----

2001
----
Residential Service                          21,702             7,773           87,294        13,490     1,313,805
Commercial & Industrial                       2,752               976            5,961           500       100,651
Other                                           167               105            1,362            19        22,494
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                 24,620             8,854           94,617        14,009     1,436,951
==================================================================================================================

2000
----
Residential Service                          21,149             7,761           83,476        13,250     1,265,916
Commercial & Industrial                       2,602               872            5,788           505        95,159
Other                                           164               105            1,299            18        20,704
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                 23,915             8,739           90,563        13,773     1,381,779
==================================================================================================================

1999
----
Residential Service                          20,616             7,673           79,228        12,935     1,218,130
Commercial & Industrial                       2,492               752            5,398           507        88,226
Other                                           169               104            1,256            23        18,964
------------------------------------------------------------------------------------------------------------------
      Total Consumers Served                 23,277             8,528           85,882        13,464     1,325,320
==================================================================================================================

----------

(1) Now known as Diverse Power Incorporated

                          OGLETHORPE POWER CORPORATION
                  MEMBER FINANCIAL AND STATISTICAL INFORMATION


                                     Table 3


                ANNUAL MWh SALES BY CONSUMER CLASS OF EACH MEMBER

                                                                                                           Central
                                           Altamaha          Amicalola        Canoochee      Carroll       Georgia
                                           --------          ---------        ---------      -------       -------

2001
----
Residential Service                         210,826           378,960          230,803       472,882       467,159
Commercial & Industrial                     368,669            66,947           83,723       312,560       207,819
Other                                         2,953               125            4,250         5,744           495
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       582,448           446,032          318,776       791,186       675,473
==================================================================================================================

2000
----
Residential Service                         209,272           362,780          230,781       446,128       449,733
Commercial & Industrial                     291,610            64,020           82,419       324,265       189,908
Other                                         2,766               123            2,861         5,770           458
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       503,647           426,922          316,060       776,163       640,098
==================================================================================================================

1999
----
Residential Service                         198,108           340,388          216,313       410,748       413,878
Commercial & Industrial                     248,361            54,902           79,340       311,774       161,679
Other                                         2,752               112            3,506         5,074           383
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       449,221           395,402          299,159       727,597       575,941
==================================================================================================================



                                                                                            Coweta-
                                            Coastal           Cobb             Colquitt     Fayette       Excelsior
                                            -------           ----             --------     -------       ---------

2001
----
Residential Service                         162,744         1,890,997          675,249       757,023       254,707
Commercial & Industrial                     101,025         1,065,914          781,340       287,986        59,550
Other                                         1,993           129,957           49,603         9,679         4,141
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       265,762         3,086,869        1,506,193     1,054,688       318,398
==================================================================================================================

2000
----
Residential Service                         157,889         1,911,590          671,241       735,733       250,343
Commercial & Industrial                      95,465           995,865          737,209       274,722        59,979
Other                                         1,137           122,513           99,720         7,217         4,151
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       254,490         3,029,968        1,508,170     1,017,673       314,473
==================================================================================================================

1999
----
Residential Service                         145,298         1,790,651          645,846       682,920       233,178
Commercial & Industrial                      77,909           882,055          668,068       255,972        54,658
Other                                         1,031           115,847           94,177         6,717         3,784
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       224,238         2,788,554        1,408,090       945,610       291,619
==================================================================================================================












                               Table 3 (continued)

                                             Middle                                                         Okefe-
                                            Georgia           Mitchell        Ocmulgee       Oconee          noke
                                            -------           --------        --------       ------          ----
2001
----
Residential Service                          69,612           293,521          115,548       140,725       380,249
Commercial & Industrial                      29,275            64,726           33,872        88,087        51,009
Other                                         5,507            31,092            3,134         2,158        13,920
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       104,393           389,339          152,554       230,970       445,178
==================================================================================================================

2000
----
Residential Service                          67,875           302,365          113,916       139,272       379,477
Commercial & Industrial                      27,894            62,338           33,796        98,923        51,968
Other                                         7,446            34,741            4,414         3,184        13,559
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       103,215           399,443          152,125       241,379       445,004
==================================================================================================================

1999
----
Residential Service                          64,127           295,173          108,038       131,458       352,523
Commercial & Industrial                      27,176            58,761           32,318        84,551        51,979
Other                                         6,128            27,761            4,281         2,637        11,764
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                        97,431           381,695          144,637       218,646       416,265
==================================================================================================================




                                            Pataula          Planters           Rayle        Satilla       Sawnee
                                            -------          --------           -----        -------       ------

2001
----
Residential Service                          42,776           205,234          184,424       638,907     1,375,873
Commercial & Industrial                      35,838            17,397           32,630       237,258       667,219
Other                                         7,525             7,268                0        16,994        24,254
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                        86,139           229,899          217,055       893,159     2,067,345
==================================================================================================================

2000
----
Residential Service                          43,079           203,553          180,764       625,933     1,321,743
Commercial & Industrial                      33,939            16,436           30,620       223,165       615,129
Other                                         8,584             7,630                0        17,420        23,432
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                        85,602           227,620          211,384       866,517     1,960,303
==================================================================================================================

1999
----
Residential Service                          40,540           192,806          168,672       593,205     1,192,804
Commercial & Industrial                      30,806            13,981           31,132       202,986       539,716
Other                                         6,330             4,814                0        21,350        20,730
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                        77,675           211,602          199,804       817,542     1,753,250
==================================================================================================================

                                             Flint             Grady         GreyStone      Habersham       Hart
                                             -----             -----         ---------      ---------       ----

2001
----
Residential Service                         859,109           216,442        1,011,049       304,700       334,217
Commercial & Industrial                     415,219            18,924          613,798        79,767       131,808
Other                                        23,998            11,050            6,566            84         3,221
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                     1,298,326           246,416        1,631,413       384,551       469,246
==================================================================================================================

2000
----
Residential Service                         837,812           217,902          972,582       294,809       329,633
Commercial & Industrial                     419,063            19,122          549,201        76,034       129,826
Other                                        23,835            12,334            5,711           100         1,641
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                     1,280,709           249,358        1,527,494       370,943       461,101
==================================================================================================================

1999
----
Residential Service                         782,739           203,034          901,823       276,263       310,969
Commercial & Industrial                     393,546            19,289          488,036        67,912       120,859
Other                                        22,844            11,631            5,102           100            61
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                     1,199,128           233,954        1,394,961       344,275       431,889
==================================================================================================================



                                                                                                            Little
                                             Irwin           Jackson          Jefferson       Lamar        Ocmulgee
                                             -----           -------          ---------       -----        --------
2001
----
Residential Service                         132,009         1,978,615          397,265       205,578       113,424
Commercial & Industrial                      18,270         1,391,541           67,812        47,212        40,230
Other                                        10,365           144,504            7,154         3,771         3,536
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       160,644         3,514,660          472,230       256,562       157,190
==================================================================================================================

2000
----
Residential Service                         135,084         1,922,139          406,672       200,080       113,005
Commercial & Industrial                      19,540         1,335,449           65,773        46,292        34,954
Other                                        11,224           126,277            6,181         3,642         4,322
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       165,849         3,383,866          478,626       250,014       152,280
==================================================================================================================

1999
----
Residential Service                         129,482         1,751,435          382,849       187,367       107,057
Commercial & Industrial                      19,545         1,185,203           56,995        44,267        28,514
Other                                         8,482           117,875            5,770         3,594         4,509
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       157,508         3,054,513          445,614       235,228       140,080
==================================================================================================================



                                             Slash            Snapping                        Three         Tri-
                                              Pine             Shoals           Sumter        Notch        County
                                              ----             ------           ------        -----        ------
2001
----
Residential Service                          90,299           934,648          219,180       156,029       215,171
Commercial & Industrial                      40,491           313,422           73,082        21,527        67,608
Other                                         4,942                 0            6,926        14,579             0
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       135,731         1,248,070          299,188       192,136       282,778
==================================================================================================================

                              Table 3 (continued)

2000
----
Residential Service                          90,365           889,758          217,452       158,230       212,085
Commercial & Industrial                      41,233           282,419           67,965        27,157        54,119
Other                                         5,291                 0            8,100        20,688             0
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       136,889         1,172,177          293,517       206,075       266,204
==================================================================================================================

1999
----
Residential Service                          83,701           801,766          202,932       150,340       194,492
Commercial & Industrial                      38,753           222,385           63,526        27,329        44,215
Other                                         5,306                 0            6,900        15,977             0
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       127,761         1,024,151          273,358       193,647       238,706
==================================================================================================================

                                                                Upson                                     MEMBER
                                           Troup (1)           County         Walton       Washington      TOTAL
                                           ---------           ------         ------       ----------      -----

2001
----
Residential Service                         336,632            95,017        1,284,073       164,820    17,996,497
Commercial & Industrial                      95,419            16,762          516,249       188,126     8,750,113
Other                                         5,480             1,462           58,629           695       627,754
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       437,531           113,241        1,858,951       353,640    27,374,364
==================================================================================================================

2000
----
Residential Service                         328,265            93,021        1,260,146       164,684    17,647,193
Commercial & Industrial                      94,405            17,243          499,181       190,697     8,279,341
Other                                         5,337             1,508           54,726           683       658,724
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       428,007           111,771        1,814,053       356,065    26,585,258
==================================================================================================================

1999
----
Residential Service                         304,942            89,474        1,163,210       155,697    16,396,247
Commercial & Industrial                      91,016            15,813          455,181       187,368     7,437,874
Other                                         5,118             1,559           48,417           613       603,039
------------------------------------------------------------------------------------------------------------------
      Total MWh Sales                       401,076           106,846        1,666,809       343,678    24,437,159
==================================================================================================================


----------

(1) Now known as Diverse Power Incorporated

                          OGLETHORPE POWER CORPORATION
                  MEMBER FINANCIAL AND STATISTICAL INFORMATION

                                     Table 4

                ANNUAL REVENUES BY CONSUMER CLASS OF EACH MEMBER

                                                                                                 Central
                                  Altamaha      Amicalola      Canoochee         Carroll         Georgia
                                  --------      ---------      ---------         -------         -------
2001
----
Residential Service             $ 17,694,663   $ 34,643,781   $ 18,763,030    $ 40,268,249    $ 36,647,260
Commercial & Industrial           13,818,912      6,233,543      5,479,378      15,908,619      11,580,661
Other                                205,014         16,363        402,902         548,980          79,920
----------------------------------------------------------------------------------------------------------
      Total Electric Sales        31,718,589     40,893,687     24,645,310      56,725,848      48,307,841
Other Operating Revenue              464,543      2,958,665        375,225         (43,399)      1,407,643
----------------------------------------------------------------------------------------------------------
      Total Operating Revenue     32,183,132     43,852,352     25,020,535      56,682,449      49,715,484
==========================================================================================================

2000
----
Residential Service             $ 17,215,124   $ 33,074,304   $ 19,260,258    $ 37,690,684    $ 35,220,648
Commercial & Industrial           11,791,111      5,832,045      5,327,181      15,667,272      10,540,108
Other                                185,971         15,912        279,249         544,558          71,027
----------------------------------------------------------------------------------------------------------
      Total Electric Sales        29,192,206     38,922,261     24,866,688      53,902,514      45,831,783
Other Operating Revenue              422,823      2,202,663        (89,371)        347,763       1,346,264
----------------------------------------------------------------------------------------------------------
      Total Operating Revenue     29,615,029     41,124,924     24,777,317      54,250,277      47,178,047
==========================================================================================================

1999
----
Residential Service             $ 16,729,160   $ 30,198,178   $ 18,349,160    $ 34,910,853    $ 32,634,665
Commercial & Industrial            9,989,742      4,901,793      4,972,324      14,726,532       9,032,470
Other                                190,042         13,170        314,997         488,713          59,994
----------------------------------------------------------------------------------------------------------
      Total Electric Sales        26,908,944     35,113,141     23,636,481      50,126,098      41,727,129
Other Operating Revenue              499,814      1,885,785        515,948       1,399,335       1,354,819
----------------------------------------------------------------------------------------------------------
      Total Operating Revenue     27,408,758     36,998,926     24,152,429      51,525,433      43,081,948
==========================================================================================================


                                                                                Coweta-
                                  Coastal         Cobb          Colquitt        Fayette        Excelsior
                                  -------         ----          --------        -------        ---------
2001
----
Residential Service             $ 13,828,619   $168,997,365   $ 51,881,176    $ 66,174,932   $ 18,043,392
Commercial & Industrial            5,350,535     66,261,528     26,530,856      20,738,403      3,966,041
Other                                214,178     10,400,040      3,836,476         868,001        370,362
---------------------------------------------------------------------------------------------------------
      Total Electric Sales        19,393,332    245,658,933     82,248,508      87,781,336     22,379,795
Other Operating Revenue              447,117      7,184,754       (143,928)      3,310,981       (502,265)
---------------------------------------------------------------------------------------------------------
      Total Operating Revenue     19,840,449    252,843,687     82,104,580      91,092,317     21,877,530
=========================================================================================================

2000
----
Residential Service             $ 13,208,863   $168,367,373   $ 50,642,758    $ 62,563,189   $ 17,650,064
Commercial & Industrial            4,775,253     61,982,143     22,755,308      18,896,793      3,818,291
Other                                139,813     10,182,977      6,431,503         692,946        357,923
---------------------------------------------------------------------------------------------------------
      Total Electric Sales        18,123,929    240,532,493     79,829,569      82,152,928     21,826,278
Other Operating Revenue              411,943      7,031,328      1,489,531       1,771,975        138,558
---------------------------------------------------------------------------------------------------------
      Total Operating Revenue     18,535,872    247,563,821     81,319,100      83,924,903     21,964,836
=========================================================================================================







                               Table 4 (continued)

1999
----
Residential Service             $ 12,257,242   $160,254,023   $ 49,155,871    $ 57,860,554   $ 16,765,494
Commercial & Industrial            4,146,416     57,359,686     19,846,931      17,601,000      3,560,201
Other                                117,033     11,235,125      5,954,644         627,183        325,709
---------------------------------------------------------------------------------------------------------
      Total Electric Sales        16,520,691    228,848,834     74,957,446      76,088,737     20,651,404
Other Operating Revenue              362,655      8,076,197      1,401,684         734,031        696,198
---------------------------------------------------------------------------------------------------------
      Total Operating Revenue     16,883,346    236,925,031     76,359,130      76,822,768     21,347,602
=========================================================================================================

                                    Middle                                                       Okefe-
                                   Georgia         Mitchell       Ocmulgee         Oconee          noke
                                   -------         --------       --------         ------          ----
2001
----
Residential Service             $   5,459,142   $  24,175,889   $  10,085,918   $  12,056,971   $  32,181,892
Commercial & Industrial             2,660,745       4,806,817       2,317,608       4,778,950       4,053,841
Other                                 700,996       2,614,859         387,464         197,757         971,223
-------------------------------------------------------------------------------------------------------------
      Total Electric Sales          8,820,883      31,597,565      12,790,990      17,033,678      37,206,956
Other Operating Revenue               165,346         984,301         498,466         553,551         777,370
-------------------------------------------------------------------------------------------------------------
      Total Operating Revenue       8,986,229      32,581,866      13,289,456      17,587,229      37,984,326
=============================================================================================================

2000
----
Residential Service             $   5,232,289   $  24,193,333   $   9,715,172   $  11,842,797   $  31,347,251
Commercial & Industrial             2,516,159       4,655,597       2,275,315       5,361,454       3,915,464
Other                                 906,175       2,845,548         482,735         256,990         918,604
-------------------------------------------------------------------------------------------------------------
      Total Electric Sales          8,654,623      31,694,478      12,473,222      17,461,241      36,181,319
Other Operating Revenue               137,706       1,061,820         447,896         468,769         714,224
-------------------------------------------------------------------------------------------------------------
      Total Operating Revenue       8,792,329      32,756,298      12,921,118      17,930,010      36,895,543
=============================================================================================================

1999
----
Residential Service             $   5,235,292   $  23,645,367   $   9,446,106   $  11,582,782   $  28,601,919
Commercial & Industrial             2,456,976       4,378,016       2,143,612       4,886,148       3,809,610
Other                                 814,554       2,351,316         457,687         223,990         830,524
-------------------------------------------------------------------------------------------------------------
      Total Electric Sales          8,506,822      30,374,699      12,047,405      16,692,920      33,242,053
Other Operating Revenue               151,946       1,016,568         423,161         366,130         671,421
-------------------------------------------------------------------------------------------------------------
      Total Operating Revenue       8,658,768      31,391,267      12,470,566      17,059,050      33,913,474
=============================================================================================================

                                  Pataula         Planters          Rayle           Satilla           Sawnee
                                  -------         --------          -----           -------           ------
2001
----
Residential Service             $   3,535,337   $  15,450,701   $  16,098,118   $  50,729,582    $ 125,658,549
Commercial & Industrial             1,720,938       1,102,432       2,585,830       9,906,641       50,359,362
Other                                 589,026         606,200               0       1,446,159        2,790,991
--------------------------------------------------------------------------------------------------------------
      Total Electric Sales          5,845,301      17,159,333      18,683,948      62,082,382      178,808,902
Other Operating Revenue                94,661         596,066         145,815        (263,116)      (1,157,840)
--------------------------------------------------------------------------------------------------------------
      Total Operating Revenue       5,939,962      17,755,399      18,829,763      61,819,266      177,651,062
==============================================================================================================

2000
----
Residential Service             $   3,497,657   $  15,190,262   $  15,839,761   $  48,354,742    $ 113,781,361
Commercial & Industrial             1,608,942       1,027,443       2,465,312       9,226,498       43,797,282
Other                                 646,857         617,811               0       1,431,229        2,564,329
--------------------------------------------------------------------------------------------------------------
      Total Electric Sales          5,753,456      16,835,516      18,305,073      59,012,469      160,142,972
Other Operating Revenue                94,387         578,319         142,348       1,950,227        1,000,983
--------------------------------------------------------------------------------------------------------------
      Total Operating Revenue       5,847,843      17,413,835      18,447,421      60,962,695      161,143,955
==============================================================================================================

1999
----
Residential Service             $   3,383,646   $  14,469,813   $  14,888,682   $  46,373,126    $ 100,270,819
Commercial & Industrial             1,522,657         940,444       2,476,303       8,494,552       38,055,272
Other                                 503,130         528,353               0       1,549,019        2,242,694
--------------------------------------------------------------------------------------------------------------
      Total Electric Sales          5,409,433      15,938,610      17,364,985      56,416,697      140,568,785
Other Operating Revenue                89,085         591,738         156,218       1,920,685        1,597,734
--------------------------------------------------------------------------------------------------------------
      Total Operating Revenue       5,498,518      16,530,348      17,521,203      58,337,382      142,166,519
==============================================================================================================

                                     Flint         Grady           GreyStone       Habersham        Hart
                                     -----         -----           ---------       ---------        ----
2001
----
Residential Service             $  67,381,021   $  19,662,669    $  75,948,765   $  24,463,430   $  26,947,378
Commercial & Industrial            26,029,194       1,457,256       38,779,680       5,549,721      10,215,726
Other                               1,906,950       1,019,697        1,083,059           7,251         178,614
--------------------------------------------------------------------------------------------------------------
      Total Electric Sales         95,317,165      22,139,622      115,811,504      30,020,402      37,341,718
Other Operating Revenue             2,877,888        (473,621)       3,441,275       1,061,766       1,279,976
--------------------------------------------------------------------------------------------------------------
      Total Operating Revenue      98,195,053      21,666,001      119,252,779      31,082,168      38,621,694
==============================================================================================================

2000
----
Residential Service             $  64,353,739   $  18,512,058    $  72,596,911   $  23,371,378   $  25,824,620
Commercial & Industrial            26,026,820       1,420,747       34,094,710       5,312,407       9,641,919
Other                               1,883,123       1,007,761          946,337           8,256          88,279
--------------------------------------------------------------------------------------------------------------
      Total Electric Sales         92,263,682      20,940,566      107,637,958      28,692,041      35,554,818
Other Operating Revenue             2,833,497       1,082,921        3,091,704         956,634       1,225,609
--------------------------------------------------------------------------------------------------------------
      Total Operating Revenue      95,097,179      22,023,487      110,729,662      29,648,675      36,780,427
==============================================================================================================

1999
----
Residential Service             $  59,115,897   $  16,991,095    $  67,929,334   $  22,331,061   $  24,396,911
Commercial & Industrial            25,289,450       1,381,556       30,457,884       5,014,363       8,996,994
Other                               1,854,554         946,246          823,040           8,259           4,371
--------------------------------------------------------------------------------------------------------------
      Total Electric Sales         86,259,901      19,318,897       99,210,258      27,353,683      33,398,276
Other Operating Revenue             3,984,774         767,522        2,489,716         902,096       1,287,333
--------------------------------------------------------------------------------------------------------------
      Total Operating Revenue      90,244,675      20,086,419      101,699,974      28,255,779      34,685,609
==============================================================================================================


                                                                                                    Little
                                   Irwin           Jackson         Jefferson         Lamar         Ocmulgee
                                   -----           -------         ---------         -----         --------
2001
----
Residential Service             $  13,143,642   $ 155,725,110    $  35,250,360   $  16,924,100   $   9,660,346
Commercial & Industrial             1,611,993      89,185,719        4,358,300       2,918,014       2,242,057
Other                               1,239,126      11,237,432          585,913         274,804         288,537
--------------------------------------------------------------------------------------------------------------
      Total Electric Sales         15,994,761     256,148,261       40,194,573      20,116,918      12,190,940
Other Operating Revenue               394,399     (16,265,636)       1,471,754         702,100         212,431
--------------------------------------------------------------------------------------------------------------
      Total Operating Revenue      16,389,160     239,882,625       41,666,327      20,819,018      12,403,371
==============================================================================================================

2000
----
Residential Service             $  12,690,299   $ 141,336,317    $  35,188,568   $  16,467,800   $   9,515,169
Commercial & Industrial             1,566,453      78,936,894        4,098,723       2,782,314       2,016,173
Other                               1,185,373       9,384,751          506,353         222,996         349,347
--------------------------------------------------------------------------------------------------------------
      Total Electric Sales         15,442,125     229,657,962       39,793,644      19,473,110      11,880,689
Other Operating Revenue               364,414      (1,080,337)       1,333,614         530,838         206,430
--------------------------------------------------------------------------------------------------------------
      Total Operating Revenue      15,806,539     228,577,625       41,127,258      20,003,948      12,087,119
==============================================================================================================

1999
----
Residential Service             $  12,178,104   $ 130,572,512    $  32,918,096   $  15,255,296   $   8,982,467
Commercial & Industrial             1,583,979      72,334,942        3,550,655       2,610,063       1,693,401
Other                                 926,463       8,809,783          470,606         210,749         363,856
--------------------------------------------------------------------------------------------------------------
      Total Electric Sales         14,688,546     211,717,237       36,939,357      18,076,108      11,039,724
Other Operating Revenue               281,857       6,909,331        1,058,246         589,203         156,050
--------------------------------------------------------------------------------------------------------------
      Total Operating Revenue      14,970,403     218,626,568       37,997,603      18,665,311      11,195,774
==============================================================================================================


                               Table 4 (continued)

                                     Slash          Snapping                            Three            Tri-
                                     Pine            Shoals            Sumter           Notch           County
                                     ----            ------            ------           -----           ------
2001
----
Residential Service             $    7,205,220   $   72,522,641    $   17,864,635   $   13,408,289   $   17,403,267
Commercial & Industrial              2,313,046       17,011,860         6,155,495        1,921,738        4,169,760
Other                                  321,071                0           616,265        1,612,785                0
-------------------------------------------------------------------------------------------------------------------
      Total Electric Sales           9,839,337       89,534,501        24,636,395       16,942,812       21,573,027
Other Operating Revenue                 59,010       (1,186,961)          308,398          354,304          605,433
-------------------------------------------------------------------------------------------------------------------
      Total Operating Revenue        9,898,347       88,347,540        24,944,793       17,297,116       22,178,460
===================================================================================================================

2000
----
Residential Service             $    6,974,830   $   70,616,436    $   17,196,253   $   12,837,760   $   17,216,940
Commercial & Industrial              2,179,429       15,520,967         5,955,436        2,039,973        3,772,372
Other                                  323,960                0           650,723        1,784,723                0
-------------------------------------------------------------------------------------------------------------------
      Total Electric Sales           9,478,219       86,137,403        23,802,412       16,662,456       20,989,312
Other Operating Revenue                 59,037        2,511,048           551,342          348,078          554,487
-------------------------------------------------------------------------------------------------------------------
      Total Operating Revenue        9,537,256       88,648,451        24,353,754       17,010,534       21,543,799
===================================================================================================================

1999
----
Residential Service             $    6,751,602   $   61,602,038    $   16,297,686   $   12,076,268   $   16,107,688
Commercial & Industrial              2,165,649       13,360,597         5,719,547        2,062,325        3,443,621
Other                                  352,856                0           579,718        1,456,754                0
-------------------------------------------------------------------------------------------------------------------
      Total Electric Sales           9,270,107       74,962,635        22,596,951       15,595,347       19,551,309
Other Operating Revenue                 64,851        1,736,925            14,566          325,447          565,507
-------------------------------------------------------------------------------------------------------------------
      Total Operating Revenue        9,334,958       76,699,560        22,611,517       15,920,794       20,116,816
===================================================================================================================


                                                      Upson                                             MEMBER
                                  Troup (1)          County           Walton          Washington         TOTAL
                                  ---------          ------           ------          ----------         -----
2001
----
Residential Service             $   27,199,015   $    7,704,071   $  100,548,464    $   14,632,260   $1,485,969,249
Commercial & Industrial              7,505,801        1,458,607       34,840,315        10,040,042      527,925,964
Other                                  538,535          148,890        5,345,402            48,670       53,699,912
-------------------------------------------------------------------------------------------------------------------
      Total Electric Sales          35,243,351        9,311,568      140,734,181        24,720,972    2,067,595,125
Other Operating Revenue              1,001,265          285,361         (602,153)          446,562       13,827,507
-------------------------------------------------------------------------------------------------------------------
      Total Operating Revenue       36,244,616        9,596,929      140,132,028        25,167,534    2,081,422,632
===================================================================================================================

2000
----
Residential Service             $   25,472,399   $    7,541,419   $   99,104,733    $   14,387,156   $1,425,092,675
Commercial & Industrial              7,025,543        1,470,036       33,082,292         9,782,927      484,961,106
Other                                  501,911          152,378        4,938,184            48,524       53,555,136
-------------------------------------------------------------------------------------------------------------------
      Total Electric Sales          32,999,853        9,163,833      137,125,209        24,218,607    1,963,608,917
Other Operating Revenue              1,695,668          267,792         (551,588)          415,991       38,067,335
-------------------------------------------------------------------------------------------------------------------
      Total Operating Revenue       34,695,521        9,431,625      136,573,621        24,634,598    2,001,676,251
===================================================================================================================

1999
----
Residential Service             $   23,409,910   $    7,296,031   $   91,864,472    $   13,714,381   $1,326,803,601
Commercial & Industrial              6,677,629        1,337,046       30,672,190         9,482,757      443,135,333
Other                                  480,240          155,005        4,449,281            45,735       50,765,393
-------------------------------------------------------------------------------------------------------------------
      Total Electric Sales          30,567,779        8,788,082      126,985,943        23,242,873    1,820,704,327
Other Operating Revenue              1,060,785          227,582        2,544,331           469,335       49,346,609
-------------------------------------------------------------------------------------------------------------------
      Total Operating Revenue       31,628,564        9,015,664      129,530,274        23,712,208    1,870,050,936
===================================================================================================================


(1) Now known as Diverse Power Incorporated

                          OGLETHORPE POWER CORPORATION
                  MEMBER FINANCIAL AND STATISTICAL INFORMATION

                                     Table 5

                   SUMMARY OF OPERATING RESULTS OF EACH MEMBER

                                          Altamaha      Amicalola       Canoochee       Carroll        Georgia
                                          --------      ---------       ---------       -------        -------
2001
----
Operating Revenue & Patronage Capital   $ 32,183,133   $ 43,852,352    $ 25,020,535   $ 56,682,449   $ 49,715,484
Depreciation and Amortization              1,714,869      3,753,266       1,680,658      4,151,087      2,898,218
Other Operating Expenses                  28,658,940     33,170,921      20,820,833     47,955,567     42,110,204
-----------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $  1,809,324   $  6,928,165    $  2,519,044   $  4,575,795   $  4,707,062
Other Income                               1,304,508     (1,614,455)        537,493        816,557      1,254,883
-----------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $  3,113,832   $  5,313,710    $  3,056,537   $  5,392,352   $  5,961,945
-----------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                 1,268,534      2,632,584       1,322,902      3,164,790      2,529,373
Other Deductions                             105,831         89,199           2,892        352,574        897,496
-----------------------------------------------------------------------------------------------------------------
           Net Margins                  $  1,739,467   $  2,591,927    $  1,730,743   $  1,874,988   $  2,535,076
=================================================================================================================

2000
----
Operating Revenue & Patronage Capital   $ 29,615,029   $ 41,124,924    $ 24,777,317   $ 54,250,277   $ 47,178,047
Depreciation and Amortization              1,660,918      3,527,499       1,632,309      3,745,568      2,694,743
Other Operating Expenses                  26,471,669     32,279,487      21,404,713     47,077,621     40,522,217
-----------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $  1,482,442   $  5,317,938    $  1,740,295   $  3,427,088   $  3,961,087
Other Income                                 847,535     (1,662,865)        553,007        827,394      1,116,162
-----------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $  2,329,977   $  3,655,073    $  2,293,302   $  4,254,482   $  5,077,249
-----------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                 1,430,082      2,605,259       1,364,466      2,700,866      2,068,566
Other Deductions                              18,036         63,901          12,874        557,435        917,488
-----------------------------------------------------------------------------------------------------------------
           Net Margins                  $    881,859   $    985,913    $    915,962   $    996,181   $  2,091,195
=================================================================================================================

1999
----
Operating Revenue & Patronage Capital   $ 27,408,758   $ 36,998,926    $ 24,152,429   $ 51,525,433   $ 43,081,948
Depreciation and Amortization              1,608,154      2,977,178       1,546,796      3,475,929      2,580,676
Other Operating Expenses                  24,037,004     30,904,947      20,422,112     44,663,213     36,338,614
-----------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $  1,763,600   $  3,116,801    $  2,183,521   $  3,386,291   $  4,162,658
Other Income                                 884,114        743,468         497,043        661,753        943,498
-----------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $  2,647,714   $  3,860,269    $  2,680,564   $  4,048,044   $  5,106,156
-----------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                   967,710      2,451,838       1,273,787      2,182,913      2,093,314
Other Deductions                              48,615          6,434             530        355,427        363,821
-----------------------------------------------------------------------------------------------------------------
           Net Margins                  $  1,631,389   $  1,401,997    $  1,406,247   $  1,509,704   $  2,649,021
=================================================================================================================


                                           Central                                                    Coweta-
                                           Coastal         Cobb          Colquitt      Fayette       Excelsior
                                           -------         ----          --------      -------       ---------
2001
----
Operating Revenue & Patronage Capital   $ 19,840,449   $252,843,687   $ 82,104,580   $ 91,092,317   $ 21,877,530
Depreciation and Amortization              1,266,662              0      3,789,060      5,003,222      1,402,890
Other Operating Expenses                  16,105,372    226,967,571     72,475,975     79,653,047     18,979,369
----------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $  2,468,415   $ 25,876,116   $  5,839,545   $  6,436,048   $  1,495,271
Other Income                                 405,763     10,187,956      1,531,004      2,651,760        668,321
----------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $  2,874,178   $ 36,064,072   $  7,370,549   $  9,087,808   $  2,163,592
----------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                 1,573,405     15,625,828      3,253,301      4,494,244      1,357,345
Other Deductions                               1,885      1,904,349              0      1,572,970              0
----------------------------------------------------------------------------------------------------------------
           Net Margins                  $  1,298,888   $ 18,533,895   $  4,117,248   $  3,020,594   $    806,247
================================================================================================================


                               Table 5 (continued)
2000
----
Operating Revenue & Patronage Capital   $ 18,535,872   $247,563,821   $ 81,319,101   $ 83,924,903   $ 21,964,836
Depreciation and Amortization              1,226,168              0      3,593,924      4,729,946      1,343,980
Other Operating Expenses                  15,092,529    222,815,532     72,747,759     73,829,266     19,160,443
----------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $  2,217,175   $ 24,748,289   $  4,977,418   $  5,365,691   $  1,460,413
Other Income                                 366,399      6,875,788      1,815,731      2,094,341        602,114
----------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $  2,583,574   $ 31,624,077   $  6,793,149   $  7,460,032   $  2,062,527
----------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                 1,492,423     15,044,399      3,233,013      4,060,979      1,305,275
Other Deductions                              46,627        946,282              0      2,026,242              0
----------------------------------------------------------------------------------------------------------------
           Net Margins                  $  1,044,524   $ 15,633,396   $  3,560,136   $  1,372,811   $    757,252
================================================================================================================

1999
----
Operating Revenue & Patronage Capital   $ 16,883,346   $236,925,031   $ 76,359,130   $ 76,822,768   $ 21,347,602
Depreciation and Amortization              1,172,393              0      3,367,804      4,414,561      1,289,875
Other Operating Expenses                  13,805,076    204,411,114     68,188,461     74,208,704     17,939,628
----------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $  1,905,877   $ 32,513,917   $  4,802,865  ($  1,800,497) $   2,118,099
Other Income                                 314,909      6,000,489      1,628,368      9,653,807        508,332
----------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $  2,220,786   $ 38,514,406   $  6,431,233   $  7,853,310   $  2,626,431
----------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                 1,428,904     12,301,566      2,668,343      3,961,359      1,211,163
Other Deductions                              39,016      2,884,441              0      1,171,548            622
----------------------------------------------------------------------------------------------------------------
           Net Margins                  $    752,866   $ 23,328,399   $  3,762,890   $  2,720,403   $  1,414,646
================================================================================================================



                                            Middle                                                     Okefe-
                                           Georgia        Mitchell      Ocmulgee        Oconee          noke
                                           -------        --------      --------        ------          ----
2001
----
Operating Revenue & Patronage Capital   $  8,986,229   $ 32,598,426   $ 13,289,456   $ 17,587,229   $ 37,984,326
Depreciation and Amortization                739,081      2,197,605        881,366      1,125,546      2,724,399
Other Operating Expenses                   7,345,413     27,228,664     10,814,890     14,988,336     30,087,927
----------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $    901,735   $  3,172,157   $  1,593,200   $  1,473,347   $  5,172,000
Other Income                                 200,508        754,334        198,687        451,554        733,819
----------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $  1,102,243   $  3,926,491   $  1,791,887   $  1,924,901   $  5,905,819
----------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                   640,789      1,454,405        814,928      1,456,630      2,704,588
Other Deductions                              94,707        124,193         17,558         14,423        407,418
----------------------------------------------------------------------------------------------------------------
           Net Margins                  $    366,747   $  2,347,893   $    959,401   $    453,848   $  2,793,813
================================================================================================================

2000
----
Operating Revenue & Patronage Capital   $  8,792,329   $ 32,720,378   $ 12,921,118   $ 17,930,010   $ 36,895,543
Depreciation and Amortization                688,842      2,064,983        858,103      1,062,389      2,600,094
Other Operating Expenses                   7,500,947     27,280,453     11,053,305     15,555,789     29,416,036
----------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $    602,540   $  3,374,942   $  1,009,710   $  1,311,832   $  4,879,413
Other Income                                 201,300        750,991        241,764        425,482        545,307
----------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $    803,840   $  4,125,933   $  1,251,474   $  1,737,314   $  5,424,720
----------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                   584,824      1,742,273        734,380      1,150,423      2,541,176
Other Deductions                              43,426        186,974         16,720        148,089        790,122
----------------------------------------------------------------------------------------------------------------
           Net Margins                  $    175,590   $  2,196,686   $    500,374   $    438,802   $  2,093,422
================================================================================================================

1999
----
Operating Revenue & Patronage Capital   $  8,658,768   $ 31,338,810   $ 12,470,566   $ 17,059,050   $ 33,913,474
Depreciation and Amortization                662,365      1,892,721        803,073        993,223      2,481,279
Other Operating Expenses                   7,153,974     27,041,062     10,433,695     14,808,633     27,362,127
----------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $    842,429   $  2,405,027   $  1,233,798   $  1,257,194   $  4,070,068
Other Income                                 189,312      1,276,740        344,734        366,554      1,056,659
----------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $  1,031,741   $  3,681,767   $  1,578,532   $  1,623,748   $  5,126,727
----------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                   562,730      1,553,394        683,815      1,135,705      2,496,405
Other Deductions                              26,069         24,035         12,932         23,600        527,368
----------------------------------------------------------------------------------------------------------------
           Net Margins                  $    442,942   $  2,104,338   $    881,785   $    464,443   $  2,102,954
================================================================================================================





                               Table 5 (continued)

                                          Pataula        Planters         Rayle         Satilla        Sawnee
                                          -------        --------         -----         -------        ------
2001
----
Operating Revenue & Patronage Capital   $  5,939,962   $ 17,756,013   $ 18,829,763   $ 61,819,266   $177,651,062
Depreciation and Amortization                381,706      1,252,854      1,507,003      3,074,450      8,805,562
Other Operating Expenses                   4,979,408     15,429,875     15,341,702     55,183,921    152,202,221
----------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $    578,848   $  1,073,284   $  1,981,058   $  3,560,895   $ 16,643,279
Other Income                                 132,504        405,794        432,887      1,306,400      1,180,495
----------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $    711,352   $  1,479,078   $  2,413,945   $  4,867,295   $ 17,823,774
----------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                   268,421        633,451      1,367,526      2,710,489      9,627,435
Other Deductions                                 250         73,126          3,335            298        313,973
----------------------------------------------------------------------------------------------------------------
           Net Margins                  $    442,681   $    772,501   $  1,043,084   $  2,156,508   $  7,882,366
================================================================================================================

2000
----
Operating Revenue & Patronage Capital   $  5,847,843   $ 17,413,835   $ 18,447,421   $ 60,962,696   $161,143,955
Depreciation and Amortization                360,255      1,286,829      1,424,272      2,830,229      8,174,545
Other Operating Expenses                   4,991,834     15,217,173     15,116,421     55,066,668    138,201,109
----------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $    495,754   $    909,833   $  1,906,728   $  3,065,799   $ 14,768,301
Other Income                                 130,467        467,655         70,369      1,303,150      1,323,651
----------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $    626,221   $  1,377,488   $  1,977,097   $  4,368,948   $ 16,091,952
----------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                   242,419        686,860      1,230,294      2,473,033      9,858,611
Other Deductions                               6,848          7,571        121,824              0        438,903
----------------------------------------------------------------------------------------------------------------
           Net Margins                  $    376,954   $    683,057   $    624,979   $  1,895,916   $  5,794,438
================================================================================================================

1999
----
Operating Revenue & Patronage Capital   $  5,498,518   $ 16,530,348   $ 17,521,203   $ 58,337,382   $138,971,050
Depreciation and Amortization                345,709      1,235,891      1,235,311      2,722,257      7,420,130
Other Operating Expenses                   4,811,460     14,328,624     14,456,070     51,411,697    117,077,336
----------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $    341,349   $    965,833   $  1,829,822   $  4,203,428   $ 14,473,584
Other Income                                 117,799        532,207        402,441      1,181,580      2,967,227
----------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $    459,148   $  1,498,040   $  2,232,263   $  5,385,008   $ 17,440,811
----------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                   212,268        645,231      1,173,916      2,016,785      8,849,913
Other Deductions                               6,785          4,181          2,246              0        574,383
----------------------------------------------------------------------------------------------------------------
           Net Margins                  $    240,095   $    848,628   $  1,056,101   $  3,368,223   $  8,016,515
================================================================================================================

                                             Flint          Grady         GreyStone        Habersham         Hart
                                             -----          -----         ---------        ---------         ----
2001
----
Operating Revenue & Patronage Capital   $  98,195,053   $  21,666,001   $ 119,252,779    $  31,082,169   $  38,621,694
Depreciation and Amortization               5,963,212       1,472,486       5,272,934        2,340,271       2,606,992
Other Operating Expenses                   81,037,999      18,188,179      98,749,166       25,884,360      32,130,086
----------------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $  11,193,842   $   2,005,336   $  15,230,679    $   2,857,538   $   3,884,616
Other Income                                2,262,093         577,371      (3,449,367)         365,554         869,226
----------------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $  13,455,935   $   2,582,707   $  11,781,312    $   3,223,092   $   4,753,842
----------------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                  5,709,462         950,751       3,310,513        1,388,620       2,086,522
Other Deductions                              197,718         251,410       2,809,765          411,281           7,751
----------------------------------------------------------------------------------------------------------------------
           Net Margins                  $   7,548,755   $   1,380,546   $   5,661,034    $   1,423,191   $   2,659,569
======================================================================================================================

2000
----
Operating Revenue & Patronage Capital   $  95,097,179   $  22,023,487   $ 110,729,663    $  29,648,675   $  36,780,428
Depreciation and Amortization               5,376,157       1,397,724       4,744,726        2,191,008       2,452,032
Other Operating Expenses                   81,458,353      18,900,978      95,527,192       25,183,420      32,103,162
----------------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $   8,262,669   $   1,724,785   $  10,457,745    $   2,274,247   $   2,225,234
Other Income                                2,901,177         349,183      (2,920,644)         390,115         888,990
----------------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $  11,163,846   $   2,073,968   $   7,537,101    $   2,664,362   $   3,114,224
----------------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                  5,887,752         926,948       4,256,440        1,282,141       1,981,466
Other Deductions                              119,441         211,477       1,348,466          406,356           5,416
----------------------------------------------------------------------------------------------------------------------
           Net Margins                  $   5,156,653   $     935,543   $   1,932,195    $     975,865   $   1,127,342
======================================================================================================================

1999
----
Operating Revenue & Patronage Capital   $  90,244,675   $  20,086,419   $ 101,699,974    $  28,255,779   $  34,685,609
Depreciation and Amortization               5,091,288       1,337,896       4,268,169        2,018,853       2,270,955
Other Operating Expenses                   78,499,838      15,748,921      89,625,965       23,782,580      29,866,956
----------------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $   6,653,549   $   2,999,602   $   7,805,840    $   2,454,346   $   2,547,698
Other Income                                2,007,205       1,578,479       1,920,829          589,738         899,326
----------------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $   8,660,754   $   4,578,081   $   9,726,669    $   3,044,084   $   3,447,024
----------------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                  4,345,845         863,364       4,281,470        1,402,154       1,662,226
Other Deductions                               66,420       1,058,321         382,475            2,752           5,527
----------------------------------------------------------------------------------------------------------------------
           Net Margins                  $   4,248,489   $   2,656,396   $   5,062,724    $   1,639,178   $   1,779,271
======================================================================================================================



                                                                                                             Little
                                             Irwin         Jackson         Jefferson         Lamar          Ocmulgee
                                             -----         -------         ---------         -----          --------
2001
----
Operating Revenue & Patronage Capital   $  16,389,160   $ 239,882,625   $  41,666,327   $  20,819,018    $  12,403,371
Depreciation and Amortization               1,314,332      14,724,690       2,521,286       1,148,626          961,965
Other Operating Expenses                   12,706,760     201,522,952      33,914,702      17,932,859       10,047,108
----------------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $   2,368,068   $  23,634,983   $   5,230,339   $   1,737,533    $   1,394,298
Other Income                                  343,291       4,641,114         866,553         194,402          266,104
----------------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $   2,711,359   $  28,276,097   $   6,096,892   $   1,931,935    $   1,660,402
----------------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                  1,263,257      13,265,388       2,386,150         714,531          937,719
Other Deductions                              212,792       1,105,386         764,812          12,697           79,264
----------------------------------------------------------------------------------------------------------------------
           Net Margins                  $   1,235,310   $  13,905,323   $   2,945,930   $   1,204,707    $     643,419
======================================================================================================================





                               Table 5 (continued)

2000
----
Operating Revenue & Patronage Capital   $  15,806,539   $ 228,577,626   $  41,127,259   $  20,003,948    $  12,087,119
Depreciation and Amortization               1,245,739      13,246,421       2,309,754       1,043,830          902,886
Other Operating Expenses                   13,055,801     196,539,390      35,370,649      17,885,647       10,121,169
----------------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $   1,504,999   $  18,791,815   $   3,446,856   $   1,074,471    $   1,063,064
Other Income                                  386,633       3,647,170         997,956        (230,309)         260,513
----------------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $   1,891,632   $  22,438,985   $   4,444,812   $     844,162    $   1,323,577
----------------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                  1,120,883      11,620,373       1,893,491         609,989          913,234
Other Deductions                              175,175       1,705,606       1,209,339          25,466           18,000
----------------------------------------------------------------------------------------------------------------------
           Net Margins                  $     595,574   $   9,113,006   $   1,341,982   $     208,707    $     392,343
======================================================================================================================

1999
----
Operating Revenue & Patronage Capital   $  14,970,403   $ 218,626,567   $  37,977,603   $  18,665,311    $  11,195,774
Depreciation and Amortization               1,092,085      11,929,193       2,144,223         998,885          850,770
Other Operating Expenses                   12,179,930     185,847,944      33,276,409         266,402        9,229,574
----------------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $   1,698,388   $  20,849,430   $   2,556,971   $  17,400,024    $   1,115,430
Other Income                                  253,522       4,045,966         796,059     (15,814,148)         222,386
----------------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $   1,951,910   $  24,895,396   $   3,353,030   $   1,585,876    $   1,337,816
----------------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                    925,363      10,536,873       1,798,282         518,996          774,762
Other Deductions                               44,782       1,526,309         561,994          10,651           28,600
----------------------------------------------------------------------------------------------------------------------
           Net Margins                  $     981,765   $  12,832,214   $     992,754   $   1,056,229    $     534,454
======================================================================================================================


                                            Slash           Snapping                            Three             Tri-
                                             Pine            Shoals             Sumter          Notch           County
                                             ----            ------             ------          -----           ------
2001
----
Operating Revenue & Patronage Capital   $    9,898,346   $   88,347,540    $   24,944,793   $   17,297,116   $   22,178,460
Depreciation and Amortization                  477,199        5,549,547         1,592,091        1,063,059        1,400,924
Other Operating Expenses                     8,462,715       76,530,133        20,221,878       14,535,790       18,356,932
---------------------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $      958,432   $    6,267,860    $    3,130,824   $    1,698,267   $    2,420,604
Other Income                                   214,411          997,724           535,092          438,869          447,811
---------------------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $    1,172,843   $    7,265,584    $    3,665,916   $    2,137,136   $    2,868,415
---------------------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                     483,004        4,096,393         1,460,222        1,005,339        1,371,899
Other Deductions                                69,831          132,228            80,930          139,273          304,572
---------------------------------------------------------------------------------------------------------------------------
           Net Margins                  $      620,008   $    3,036,963    $    2,124,764   $      992,524   $    1,191,944
===========================================================================================================================

2000
----
Operating Revenue & Patronage Capital   $    9,537,257   $   88,648,450    $   24,353,754   $   17,010,534   $   21,543,799
Depreciation and Amortization                  440,483        5,343,040         1,480,780        1,003,792        1,336,963
Other Operating Expenses                     8,336,094       72,980,235        20,276,805       15,100,293       18,372,699
---------------------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $      760,680   $   10,325,175    $    2,596,169   $      906,449   $    1,834,137
Other Income                                   227,575       (1,451,202)          471,981          495,229          446,165
---------------------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $      988,255   $    8,873,973    $    3,068,150   $    1,401,678   $    2,280,302
---------------------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                     519,371        4,053,777         1,275,484          898,525        1,299,490
Other Deductions                                40,573          212,257           122,961          191,355          231,825
---------------------------------------------------------------------------------------------------------------------------
           Net Margins                  $      428,311   $    4,607,939    $    1,669,705   $      311,798   $      748,987
===========================================================================================================================

1999
----
Operating Revenue & Patronage Capital   $    9,334,959   $   76,698,960    $   22,582,385   $   15,920,794   $   20,116,816
Depreciation and Amortization                  422,618        4,841,602         1,577,695          938,196        1,284,413
Other Operating Expenses                     8,119,383       65,327,997        19,169,366       13,538,400       16,780,692
---------------------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $      792,958   $    6,529,361    $    1,835,324   $    1,444,198   $    2,051,711
Other Income                                   180,402        1,176,416           396,460          322,900          403,468
---------------------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $      973,360   $    7,705,777    $    2,231,784   $    1,767,098   $    2,455,179
---------------------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                     475,819        3,265,180         1,151,029          744,921        1,058,673
Other Deductions                                32,140          290,685            28,006          205,931          263,202
---------------------------------------------------------------------------------------------------------------------------
           Net Margins                  $      465,401   $    4,149,912    $    1,052,749   $      816,246   $    1,133,304
===========================================================================================================================







                               Table 5 (continued)

                                                               Upson                                              MEMBER
                                           Troup (1)          County           Walton          Washington          TOTAL
                                           ---------          ------           ------          ----------          -----
2001
----
Operating Revenue & Patronage Capital   $   35,093,997    $    9,596,929   $  140,132,027    $   25,167,535   $2,080,289,188
Depreciation and Amortization                2,973,266           535,468        6,874,114         1,450,128      108,592,094
Other Operating Expenses                    28,078,552         8,193,788      121,159,551        22,224,740    1,770,378,406
----------------------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $    4,042,179    $      867,673   $   12,098,362    $    1,492,667   $  201,318,688
Other Income                                (1,713,083)          316,832       (1,824,459)          636,557       30,526,867
----------------------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $    2,329,096    $    1,184,505   $   10,273,903    $    2,129,224   $  231,845,555
----------------------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                   1,580,910           351,464        5,714,249         1,322,911      108,300,272
Other Deductions                                44,789               520          276,576                 0       12,878,072
----------------------------------------------------------------------------------------------------------------------------
           Net Margins                  $      703,397    $      832,521   $    4,283,078    $      806,313   $  110,667,211
============================================================================================================================

2000
----
Operating Revenue & Patronage Capital   $   34,695,522    $    9,431,625   $  136,573,619    $   24,634,598   $2,001,640,336
Depreciation and Amortization                2,796,600           461,342        6,468,635         1,265,539      101,013,047
Other Operating Expenses                    27,758,852         8,133,474      122,582,321        22,048,290    1,732,535,795
----------------------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $    4,140,070    $      836,809   $    7,522,663    $    1,320,769   $  168,091,494
Other Income                                (1,728,288)          221,087        1,400,809           545,755       26,195,637
----------------------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $    2,411,782    $    1,057,896   $    8,923,472    $    1,866,524   $  194,287,130
----------------------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                   1,665,998           303,756        5,510,308         1,190,686      103,759,733
Other Deductions                                45,232               350          396,530             1,598       12,816,785
----------------------------------------------------------------------------------------------------------------------------
           Net Margins                  $      700,552    $      753,790   $    3,016,634    $      674,240   $   77,710,613
============================================================================================================================

1999
----
Operating Revenue & Patronage Capital   $   31,628,564    $    9,015,664   $  129,530,274    $   23,712,208   $1,866,753,278
Depreciation and Amortization                2,569,260           425,935        6,017,567         1,310,032       93,614,960
Other Operating Expenses                    25,263,944         7,840,838      115,100,154        20,933,334    1,594,202,178
----------------------------------------------------------------------------------------------------------------------------
      Electric Operating Margin         $    3,795,360    $      748,891   $    8,412,553    $    1,468,842   $  178,936,140
Other Income                                   941,117           199,943        3,834,334           609,080       34,834,516
----------------------------------------------------------------------------------------------------------------------------
      Gross Operating Margin            $    4,736,477    $      948,834   $   12,246,887    $    2,077,922   $  213,770,656
----------------------------------------------------------------------------------------------------------------------------
Interest on Long-term Debt                   1,601,915           271,472        4,895,583         1,179,526       91,624,512
Other Deductions                                63,714                 0          145,263                 0       10,788,825
----------------------------------------------------------------------------------------------------------------------------
           Net Margins                  $    3,070,848    $      677,362   $    7,206,041    $      898,396   $  111,357,319
============================================================================================================================


(1) Now known as Diverse Power Incorporated

                          OGLETHORPE POWER CORPORATION
                  MEMBER FINANCIAL AND STATISTICAL INFORMATION

                                     Table 6

               CONDENSED BALANCE SHEET INFORMATION OF EACH MEMBER
                               (as of December 31)

                                                                                                        Central
                                            Altamaha       Amicalola     Canoochee       Carroll        Georgia
                                            --------       ---------     ---------       -------        -------
2001
----
ASSETS
      Total Utility Plant(1)              $ 60,283,998   $112,824,096   $ 53,507,704   $123,599,609   $103,656,657
      Depreciation                          13,169,803     28,069,159     11,614,111     27,864,237     20,542,959
------------------------------------------------------------------------------------------------------------------
           Net Plant                        47,114,195     84,754,937     41,893,593     95,735,372     83,113,698
      Other Assets                          20,415,023     18,094,608     13,496,564     24,794,162     26,901,350
------------------------------------------------------------------------------------------------------------------
                Total Assets              $ 67,529,218   $102,849,545   $ 55,390,157   $120,529,534   $110,015,048
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                41,263,921     31,696,515     26,346,305     42,253,847     39,421,459
      Long-term Debt                        22,886,540     58,360,364     23,470,038     58,694,055     51,832,250
      Other Liabilities                      3,378,757     12,792,666      5,573,814     19,581,632     18,761,339
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $ 67,529,218   $102,849,545   $ 55,390,157   $120,529,534   $110,015,048
==================================================================================================================

2000
----
ASSETS
      Total Utility Plant(1)              $ 57,025,271   $105,660,166   $ 52,922,798   $112,428,110   $ 96,065,276
      Depreciation                          12,469,820     26,650,259     10,565,865     25,951,899     19,417,902
------------------------------------------------------------------------------------------------------------------
           Net Plant                        44,555,451     79,009,907     42,356,933     86,476,211     76,647,374
      Other Assets                          22,772,228     11,981,174     11,624,476     24,528,942     23,443,570
------------------------------------------------------------------------------------------------------------------
                Total Assets              $ 67,327,679   $ 90,991,081   $ 53,981,409   $111,005,153   $100,090,944
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                39,745,649     29,308,794     24,862,451     40,755,785     37,898,490
      Long-term Debt                        23,455,464     48,053,983     23,468,243     51,008,794     41,968,626
      Other Liabilities                      4,126,566     13,628,304      5,650,715     19,240,574     20,223,828
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $ 67,327,679   $ 90,991,081   $ 53,981,409   $111,005,153   $100,090,944
==================================================================================================================

1999
----
ASSETS
      Total Utility Plant(1)              $ 54,996,145   $ 98,392,127   $ 51,467,414   $102,742,499   $ 88,467,230
      Depreciation                          11,420,193     25,064,721      9,293,909     24,284,296     19,006,058
------------------------------------------------------------------------------------------------------------------
           Net Plant                        43,575,952     73,327,406     42,173,505     78,458,203     69,461,172
      Other Assets                          22,295,055     15,056,040      9,621,283     23,518,785     18,258,575
------------------------------------------------------------------------------------------------------------------
                Total Assets              $ 65,871,007   $ 88,383,446   $ 51,794,788   $101,976,988   $ 87,719,747
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                39,098,990     28,530,047     24,172,900     39,703,160     36,769,544
      Long-term Debt                        23,980,980     49,363,939     23,425,934     44,389,018     38,112,777
      Other Liabilities                      2,791,037     10,489,460      4,195,954     17,884,810     12,837,426
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $ 65,871,007   $ 88,383,446   $ 51,794,788   $101,976,988   $ 87,719,747
==================================================================================================================
























                               Table 6 (continued)

                                                                                                         Coweta-
                                            Coastal          Cobb        Colquitt        Fayette        Excelsior
                                            -------          ----        --------        -------        ---------
2001
----
ASSETS
      Total Utility Plant(1)              $ 42,492,782   $428,559,575   $123,595,110   $168,193,894   $ 50,026,290
      Depreciation                           6,106,156     59,233,554     24,537,136     33,948,469     10,521,163
------------------------------------------------------------------------------------------------------------------
           Net Plant                        36,386,626    369,326,021     99,057,974    134,245,425     39,505,127

      Other Assets                           8,650,967    159,207,390     42,717,508     35,701,241     12,363,255
------------------------------------------------------------------------------------------------------------------
                Total Assets              $ 45,037,593   $528,533,411   $141,775,482   $169,946,666   $ 51,868,382
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                14,365,171    171,684,326     68,924,771     48,004,323     22,558,735
      Long-term Debt                        27,375,891    266,211,841     57,400,839     93,049,939     23,330,995
      Other Liabilities                      3,296,531     90,637,244     15,449,872     28,892,404      5,978,652
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $ 45,037,593   $528,533,411   $141,775,482   $169,946,666   $ 51,868,382
==================================================================================================================

2000
----
ASSETS
      Total Utility Plant(1)              $ 40,938,865   $399,358,673   $118,209,179   $155,906,426   $ 47,226,390
      Depreciation                           5,746,108     52,222,782     23,891,152     30,976,294      9,851,242
------------------------------------------------------------------------------------------------------------------
           Net Plant                        35,192,757    347,135,891     94,318,027    124,930,132     37,375,148
      Other Assets                          10,348,563    142,705,747     36,260,142     33,075,618     11,048,902
------------------------------------------------------------------------------------------------------------------
                Total Assets              $ 45,541,320   $489,841,638   $130,578,169   $158,005,750   $ 48,424,050
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                13,061,364    163,740,094     65,439,869     44,882,765     21,747,939
      Long-term Debt                        28,333,113    247,700,997     53,037,222     71,584,830     21,987,499
      Other Liabilities                      4,146,843     78,400,547     12,101,078     41,538,155      4,688,612
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $ 45,541,320   $489,841,638   $130,578,169   $158,005,750   $ 48,424,050
==================================================================================================================

1999
----
ASSETS
      Total Utility Plant(1)              $ 38,878,736   $371,750,655   $111,791,347   $ 47,094,096   $ 45,075,968
      Depreciation                           4,785,844     44,846,161     22,218,093     27,637,562      9,202,459
------------------------------------------------------------------------------------------------------------------
           Net Plant                        34,092,892    326,904,494     89,573,254     19,456,534     35,873,509
      Other Assets                           6,755,131    120,885,842     34,974,443    130,034,290     10,140,046
------------------------------------------------------------------------------------------------------------------
                Total Assets              $ 40,848,023   $447,790,336   $124,547,697   $149,490,824   $ 46,013,555
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                12,016,840    158,230,570     63,619,084     43,802,928     20,980,767
      Long-term Debt                        25,853,489    238,753,999     50,917,180     73,488,830     21,400,336
      Other Liabilities                      2,977,694     50,805,766     10,011,433     32,199,066      3,632,452
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $ 40,848,023   $447,790,335   $124,547,697   $149,490,824   $ 46,013,555
==================================================================================================================


                                              Middle                                                   Okefe-
                                             Georgia       Mitchell       Ocmulgee       Oconee          noke
                                             -------       --------       --------       ------          ----
2001
----
ASSETS
      Total Utility Plant(1)              $ 25,546,759   $ 78,843,730   $ 33,552,197   $ 39,630,649   $ 96,738,237
      Depreciation                           5,682,492     13,188,940      7,816,266      6,083,628     20,695,869
------------------------------------------------------------------------------------------------------------------
           Net Plant                        19,864,267     65,654,790     25,735,931     33,547,021     76,042,368
      Other Assets                           4,133,153     14,631,031      6,721,191     10,360,328     24,586,696
------------------------------------------------------------------------------------------------------------------
                Total Assets              $ 23,997,420   $ 80,285,821   $ 32,457,122   $ 43,907,349   $100,629,064
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                10,657,687     50,212,005     14,310,841     16,753,771     37,784,493
      Long-term Debt                        10,146,622     21,813,774     15,423,565     21,866,302     51,812,889
      Other Liabilities                      3,193,111      8,260,042      2,722,716      5,287,276     11,031,682
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $ 23,997,420   $ 80,285,821   $ 32,457,122   $ 43,907,349   $100,629,064
==================================================================================================================



                              Table 6 (continued)

2000
----
ASSETS
      Total Utility Plant(1)              $ 24,349,318   $ 74,245,290   $ 32,064,129   $ 37,425,073   $ 93,130,313
      Depreciation                           5,534,321     12,379,206      7,527,658      5,323,356     18,796,126
------------------------------------------------------------------------------------------------------------------
           Net Plant                        18,814,997     61,866,084     24,536,471     32,101,717     74,334,187
      Other Assets                           4,138,559     18,437,530      6,047,790     12,439,377     26,392,626
------------------------------------------------------------------------------------------------------------------
                Total Assets              $ 22,953,556   $ 80,303,614   $ 30,584,261   $ 44,541,094   $100,726,813
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                10,282,604     50,256,982     13,716,688     16,657,419     35,289,748
      Long-term Debt                        10,997,958     23,002,949     13,875,256     21,773,706     49,845,384
      Other Liabilities                      1,672,994      7,043,683      2,992,317      6,109,969     15,591,681
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $ 22,953,556   $ 80,303,614   $ 30,584,261   $ 44,541,094   $100,726,813
==================================================================================================================

1999
----
ASSETS
      Total Utility Plant(1)              $ 23,152,820   $ 70,211,692   $ 29,874,697   $ 35,926,580   $ 89,267,994
      Depreciation                           5,130,529     12,113,021      7,247,784     44,641,279     17,183,436
------------------------------------------------------------------------------------------------------------------
           Net Plant                        18,022,291     58,098,671     22,626,913     -8,714,699     72,084,558
      Other Assets                           4,082,186     42,350,458      6,627,887     48,848,299     24,267,507
------------------------------------------------------------------------------------------------------------------
                Total Assets              $ 22,104,477   $ 76,666,589   $ 29,254,800   $ 40,133,600   $ 96,352,065
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                10,100,166     45,730,243     13,617,145     16,466,653     33,255,838
      Long-term Debt                        10,610,279     23,200,281     13,107,223     17,943,123     48,625,659
      Other Liabilities                      1,394,032      7,736,065      2,530,432      5,723,824     14,470,568
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $ 22,104,477   $ 76,666,589   $ 29,254,800   $ 40,133,600   $ 96,352,065
==================================================================================================================


                                            Pataula         Planters       Rayle         Satilla         Sawnee
                                            -------         --------       -----         -------         ------
2001
----
ASSETS
      Total Utility Plant(1)              $ 12,965,473   $ 41,651,904   $ 50,713,991   $102,291,516   $303,629,227
      Depreciation                           3,446,291     13,566,348     13,487,098     17,589,456     46,322,462
------------------------------------------------------------------------------------------------------------------
           Net Plant                         9,519,182     28,085,556     37,226,893     84,702,060    257,306,765
      Other Assets                           3,560,197      8,962,892      7,891,682     23,928,422     66,782,993
------------------------------------------------------------------------------------------------------------------
                Total Assets              $ 13,079,379   $ 37,048,448   $ 45,118,575   $108,630,482   $324,089,758
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                 7,027,095     19,348,660     17,489,858     50,814,139     94,071,355
      Long-term Debt                         5,452,685     12,176,253     24,554,215     37,844,999    194,433,217
      Other Liabilities                        599,599      5,523,535      3,074,502     19,971,344     35,585,186
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $ 13,079,379   $ 37,048,448   $ 45,118,575   $108,630,482   $324,089,758
==================================================================================================================

2000
----
ASSETS
      Total Utility Plant(1)              $ 12,412,075   $ 38,730,463   $ 47,874,271   $ 96,773,709   $282,091,339
      Depreciation                           3,357,564     12,938,257     12,586,954     16,436,507     41,380,670
------------------------------------------------------------------------------------------------------------------
           Net Plant                         9,054,511     25,792,206     35,287,317     80,337,202    240,710,669
      Other Assets                           2,877,907      9,757,760      7,570,250     23,680,001     56,450,341
------------------------------------------------------------------------------------------------------------------
                Total Assets              $ 11,932,418   $ 35,549,966   $ 42,857,567   $104,017,203   $297,161,010
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                 6,583,994     19,147,817     16,917,115     51,302,092     86,266,546
      Long-term Debt                         4,650,290     11,545,757     22,634,376     40,132,027    181,556,994
      Other Liabilities                        698,134      4,856,392      3,306,076     12,583,085     29,337,470
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $ 11,932,418   $ 35,549,966   $ 42,857,567   $104,017,203   $297,161,010
==================================================================================================================
















                              Table 6 (continued)


1999
----
ASSETS
      Total Utility Plant(1)              $ 11,690,326   $ 36,091,945   $ 44,924,052   $ 91,185,058   $263,422,514
      Depreciation                           3,103,277     11,812,942     11,550,351     15,410,619     37,665,678
------------------------------------------------------------------------------------------------------------------
           Net Plant                         8,587,049     24,279,003     33,373,701     75,774,439    225,756,836
      Other Assets                           2,577,550     10,244,079      7,377,334     20,973,002     46,240,910
------------------------------------------------------------------------------------------------------------------
                Total Assets              $ 11,164,599   $ 34,523,082   $ 40,751,035   $ 96,747,441   $271,997,746
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                 6,202,563     18,908,604     16,815,285     51,832,192     80,290,566
      Long-term Debt                         4,188,936     11,954,963     21,186,591     36,210,677    166,627,344
      Other Liabilities                        773,100      3,659,515      2,749,159      8,704,572     25,079,836
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $ 11,164,599   $ 34,523,082   $ 40,751,035   $ 96,747,441   $271,997,746
==================================================================================================================

(1) Including construction work in progress.

                                             Flint          Grady        GreyStone       Habersham       Hart
                                             -----          -----        ---------       ---------       ----
2001
----
ASSETS
      Total Utility Plant(1)              $195,121,566   $ 51,020,707   $195,639,295   $ 76,046,493   $ 90,210,772
      Depreciation                          49,732,203     10,451,918     31,930,937     19,938,732     22,020,884
------------------------------------------------------------------------------------------------------------------
           Net Plant                       145,389,363     40,568,789    163,708,358     56,107,761     68,189,888
      Other Assets                          47,922,953     14,733,654     39,618,892     13,731,869     17,544,540
------------------------------------------------------------------------------------------------------------------
                Total Assets              $193,312,316   $ 55,302,443   $203,327,250   $ 69,839,630   $ 85,734,428
---------------------------------------   ------------   ------------   ------------   ------------   ------------
EQUITY & LIABILITIES
      Equity                                76,781,201     25,010,153     75,199,638     28,548,694     36,888,253
      Long-term Debt                       101,103,555     21,388,055     91,025,302     28,213,193     38,920,745
      Other Liabilities                     15,427,560      8,904,235     37,102,310     13,077,743      9,925,430
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $193,312,316   $ 55,302,443   $203,327,250   $ 69,839,630   $ 85,734,428
==================================================================================================================

2000
----
ASSETS
      Total Utility Plant(1)              $176,670,132   $ 47,153,331   $173,762,679   $ 71,725,830   $ 83,816,248
      Depreciation                          45,740,630      9,102,767     28,502,423     18,335,545     20,951,250
------------------------------------------------------------------------------------------------------------------
           Net Plant                       130,929,502     38,050,564    145,260,256     53,390,285     62,864,998
      Other Assets                          48,390,246     10,543,990     42,202,128     13,500,417     15,724,156
------------------------------------------------------------------------------------------------------------------
                Total Assets              $179,319,748   $ 48,594,554   $187,462,384   $ 66,890,702   $ 78,589,154
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                71,100,796     23,233,811     69,784,868     27,569,049     35,292,077
      Long-term Debt                        91,993,435     15,752,630    102,852,823     22,949,332     33,335,883
      Other Liabilities                     16,225,517      9,608,113     14,824,693     16,372,321      9,961,194
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $179,319,748   $ 48,594,554   $187,462,384   $ 66,890,702   $ 78,589,154
==================================================================================================================

1999
----
ASSETS
      Total Utility Plant(1)              $165,852,144   $ 44,522,180   $157,082,619   $ 66,541,910   $ 76,808,854
      Depreciation                          42,590,742      9,361,872     25,737,216     17,271,228     19,861,342
------------------------------------------------------------------------------------------------------------------
           Net Plant                       123,261,402     35,160,308    131,345,403     49,270,682     56,947,512
      Other Assets                          42,204,168     33,556,507     43,052,306     13,266,966     20,510,955
------------------------------------------------------------------------------------------------------------------
                Total Assets              $165,465,570   $ 68,716,815   $174,397,709   $ 62,537,648   $ 77,458,467
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                65,666,520     22,403,235     68,281,270     27,033,261     34,268,499
      Long-term Debt                        84,327,426     16,134,113     93,764,866     23,682,798     34,163,277
      Other Liabilities                     15,471,624     30,179,467     12,351,573     11,821,589      9,026,691
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $165,465,570   $ 68,716,815   $174,397,709   $ 62,537,648   $ 77,458,467
==================================================================================================================

                                                                                                         Little
                                             Irwin         Jackson         Jefferson       Lamar        Ocmulgee
                                             -----         -------         ---------       -----        --------
2001
----
ASSETS
      Total Utility Plant(1)              $ 43,044,712   $460,211,032   $ 90,443,922   $ 35,727,533   $ 33,848,730
      Depreciation                           9,744,503     75,259,038     14,887,663     10,020,312      8,426,123
------------------------------------------------------------------------------------------------------------------
           Net Plant                        33,300,209    384,951,994     75,556,259     25,707,221     25,422,607
      Other Assets                           7,463,359    100,247,743     18,429,986      7,852,910      5,720,382
------------------------------------------------------------------------------------------------------------------
                Total Assets              $ 40,763,568   $485,199,737   $ 93,986,245   $ 33,560,131   $ 31,142,989
---------------------------------------   ------------   ------------   ------------   ------------   ------------
EQUITY & LIABILITIES
      Equity                                12,706,865    163,845,763     31,157,475     15,700,102     11,634,666
      Long-term Debt                        25,485,198    247,429,389     48,269,259     13,996,668     15,840,646
      Other Liabilities                      2,571,505     73,924,585     14,559,511      3,863,361      3,667,677
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $ 40,763,568   $485,199,737   $ 93,986,245   $ 33,560,131   $ 31,142,989
==================================================================================================================




                               Table 6 (continued)
2000
----
ASSETS
      Total Utility Plant(1)              $ 39,160,171   $428,276,455   $ 85,534,142   $ 33,073,046   $ 32,059,996
      Depreciation                           9,199,355     65,639,719     13,931,350      9,373,984      7,644,629
------------------------------------------------------------------------------------------------------------------
           Net Plant                        29,960,816    362,636,736     71,602,792     23,699,062     24,415,367
      Other Assets                           7,280,549     91,702,251     18,213,342      7,602,447      5,921,045
------------------------------------------------------------------------------------------------------------------
                Total Assets              $ 37,241,365   $454,338,987   $ 89,816,134   $ 31,301,509   $ 30,336,412
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                11,600,126    153,309,718     28,216,518     14,891,608     11,179,797
      Long-term Debt                        20,753,254    215,725,333     31,931,818     12,330,638     16,376,489
      Other Liabilities                      4,887,985     85,303,936     29,667,798      4,079,263      2,780,126
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $ 37,241,365   $454,338,987   $ 89,816,134   $ 31,301,509   $ 30,336,412
==================================================================================================================

1999
----
ASSETS
      Total Utility Plant(1)              $ 34,331,833   $389,957,523   $ 75,962,437   $ 29,828,658   $ 29,889,645
      Depreciation                           8,783,211     57,018,429     13,215,098      8,581,497      7,027,315
------------------------------------------------------------------------------------------------------------------
           Net Plant                        25,548,622    332,939,094     62,747,339     21,247,161     22,862,330
      Other Assets                           6,941,976     80,620,824     16,768,314      7,501,118      5,363,477
------------------------------------------------------------------------------------------------------------------
                Total Assets              $ 32,490,598   $413,559,918   $ 79,515,653   $ 28,748,279   $ 28,225,807
==================================================================================================================
EQUITY & LIABILITIES
      Equity                                11,008,736    147,428,164     26,876,414     15,187,679     10,815,449
      Long-term Debt                        19,002,259    210,910,283     33,029,532      9,546,298     15,399,900
      Other Liabilities                      2,479,602     55,221,471     19,609,707      4,014,302      2,010,458
------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $ 32,490,597   $413,559,918   $ 79,515,653   $ 28,748,279   $ 28,225,807
==================================================================================================================


                                                Slash          Snapping                          Three            Tri-
                                                 Pine           Shoals           Sumter          Notch           County
                                                 ----           ------           ------          -----           ------
2001
----
ASSETS
      Total Utility Plant(1)              $   19,890,516   $  141,083,423   $   60,977,143   $   37,914,850   $   53,799,159
      Depreciation                             4,452,786       39,363,643       15,869,555        8,021,744        9,230,730
----------------------------------------------------------------------------------------------------------------------------
           Net Plant                          15,437,730      101,719,780       45,107,588       29,893,106       44,568,429
      Other Assets                             4,653,727       35,618,219       13,766,952       12,039,850        8,786,495
----------------------------------------------------------------------------------------------------------------------------
                Total Assets              $   20,091,457   $  137,337,999   $   58,874,540   $   41,932,956   $   53,354,924
============================================================================================================================
EQUITY & LIABILITIES
      Equity                                   8,663,508       51,955,142       24,011,644       18,449,458       19,781,792
      Long-term Debt                           8,264,449       62,786,245       29,119,559       19,890,867       22,641,258
      Other Liabilities                        3,163,500       22,596,612        5,743,337        3,592,631       10,931,874
----------------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $   20,091,457   $  137,337,999   $   58,874,540   $   41,932,956   $   53,354,924
============================================================================================================================

2000
----
ASSETS
      Total Utility Plant(1)              $   19,426,039   $  126,928,146   $   55,811,440   $   35,517,916   $   48,297,993
      Depreciation                             4,421,831       35,080,187       15,797,128        7,369,690        8,604,683
----------------------------------------------------------------------------------------------------------------------------
           Net Plant                          15,004,208       91,847,959       40,014,312       28,148,226       39,693,310
      Other Assets                             4,894,678       37,228,528       12,185,730       12,685,047        8,839,974
----------------------------------------------------------------------------------------------------------------------------
                Total Assets              $   19,898,886   $  129,076,487   $   52,200,042   $   40,833,273   $   48,533,284
============================================================================================================================
EQUITY & LIABILITIES
      Equity                                   8,242,779       49,006,738       21,947,293       17,294,616       18,721,225
      Long-term Debt                           8,529,583       64,850,833       25,517,380       16,123,135       22,864,807
      Other Liabilities                        3,126,524       15,218,916        4,735,369        7,415,522        6,947,252
----------------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $   19,898,886   $  129,076,487   $   52,200,042   $   40,833,273   $   48,533,284
============================================================================================================================
















                              Table 6 (continued)

1999
----
ASSETS
      Total Utility Plant(1)              $   18,510,517   $  120,833,798   $   52,056,409   $   33,856,792   $   44,940,335
      Depreciation                             4,136,153       32,688,024       15,677,745        7,049,468       37,216,448
----------------------------------------------------------------------------------------------------------------------------
           Net Plant                          14,374,364       88,145,774       36,378,664       26,807,324        7,723,887
      Other Assets                             4,773,812       30,088,871       12,173,994       34,599,504       36,929,805
----------------------------------------------------------------------------------------------------------------------------
                Total Assets              $   19,148,176   $  118,234,645   $   48,552,658   $   61,406,828   $   44,653,692
============================================================================================================================
EQUITY & LIABILITIES
      Equity                                   8,075,602       46,423,118       20,568,152       16,399,050       18,261,202
      Long-term Debt                           8,766,021       57,498,485       22,544,249       17,900,358       18,133,310
      Other Liabilities                        2,306,553       14,313,042        5,440,257       27,107,420        8,259,180
----------------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $   19,148,176   $  118,234,645   $   48,552,658   $   61,406,828   $   44,653,692
============================================================================================================================


                                                                Upson                                            MEMBER
                                             Troup (2)         County           Walton          Washington        TOTAL
                                             ---------         ------           ------          ----------        -----
2001
----
ASSETS
      Total Utility Plant(1)              $   74,742,266   $   16,799,063   $  222,272,129   $   50,727,261   $4,001,823,970
      Depreciation                            23,232,878        4,066,990       56,701,717       14,399,025      811,236,978
----------------------------------------------------------------------------------------------------------------------------
           Net Plant                          51,509,388       12,732,073      165,570,412       36,328,236    3,190,586,992
      Other Assets                            12,835,735        5,350,661      177,384,443       18,253,311    1,095,856,334
----------------------------------------------------------------------------------------------------------------------------
                Total Assets              $   64,345,123   $   18,082,734   $  342,954,855   $   54,581,547   $4,286,443,326
============================================================================================================================
EQUITY & LIABILITIES
      Equity                                  36,396,444        9,553,397       95,488,933       27,909,733    1,594,672,138
      Long-term Debt                          22,911,015        6,752,583      211,448,236       22,782,319    2,116,405,814
      Other Liabilities                        5,037,663        1,776,754       36,017,686        3,889,495      575,365,373
----------------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $   64,345,123   $   18,082,734   $  342,954,855   $   54,581,547   $4,286,443,326
============================================================================================================================

2000
----
ASSETS
      Total Utility Plant(1)              $   70,701,051   $   15,839,365   $  211,010,486   $   48,623,224   $3,728,224,824
      Depreciation                            20,915,459        4,042,840       52,215,850       13,506,212      744,379,474
----------------------------------------------------------------------------------------------------------------------------
           Net Plant                          49,785,592       11,796,525      158,794,636       35,117,012    2,983,845,350
      Other Assets                            15,485,495        5,085,849      182,393,188       19,984,727    1,055,445,290
----------------------------------------------------------------------------------------------------------------------------
                Total Assets              $   65,271,087   $   16,882,374   $  341,187,824   $   55,101,739   $4,039,290,640
============================================================================================================================
EQUITY & LIABILITIES
      Equity                                  35,782,648        9,002,295       92,488,477       27,235,882    1,513,764,526
      Long-term Debt                          23,666,863        6,070,210      212,534,511       23,542,267    1,958,314,692
      Other Liabilities                        5,821,576        1,809,869       36,164,836        4,323,590      567,211,423
----------------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $   65,271,087   $   16,882,374   $  341,187,824   $   55,101,739   $4,039,290,640
============================================================================================================================

1999
----
ASSETS
      Total Utility Plant(1)              $   65,519,784   $   14,579,055   $  197,342,702   $   46,447,652   $3,371,268,742
      Depreciation                            18,423,800        3,957,446      149,110,311       12,598,933      853,924,490
----------------------------------------------------------------------------------------------------------------------------
           Net Plant                          47,095,984       10,621,609       48,232,391       33,848,719    2,517,344,252
      Other Assets                            17,496,097        4,520,339      159,301,672       17,490,357    1,192,289,764
----------------------------------------------------------------------------------------------------------------------------
                Total Assets              $   64,592,081   $   15,141,948   $  207,534,063   $   51,339,076   $3,685,851,476
============================================================================================================================
EQUITY & LIABILITIES
      Equity                                  34,998,995        8,518,571       90,898,758       27,069,327    1,460,326,087
      Long-term Debt                          24,380,509        4,982,030       76,755,942       20,630,089    1,734,893,303
      Other Liabilities                        5,212,577        1,641,347       39,879,363        3,639,660      490,632,084
----------------------------------------------------------------------------------------------------------------------------
           Total Equity and Liabilities   $   64,592,081   $   15,141,948   $  207,534,063   $   51,339,076   $3,685,851,474
============================================================================================================================


(1)  Including construction work in progress.
(2)  Now known as Diverse Power Incorporated